                                                                Exhibit 10.1

                  MASTER REPURCHASE AGREEMENT (2007 WHOLE LOAN)

                                                    Dated as of May 9, 2007

AMONG:

Wachovia Bank, National Association, as buyer ("Buyer", which term shall include any  "Principal"  as defined and provided for in Annex I), or as agent  pursuant hereto ("Agent");

NFI  Repurchase  Corporation  ("NFI  Repurchase"),  as a seller,  NMI Repurchase
Corporation ("NMI Repurchase"),  as a seller, HomeView Lending, Inc. ("HVL"), as a seller, and NMI Property Financing,  Inc. ("NovaStar Asset"), as a seller (NFI
Repurchase,  NMI  Repurchase,  HVL  and  NovaStar  Asset,  each a  "Seller"  and collectively, jointly and severally, the "Sellers") and NovaStar Financial, Inc.
("NFI"),  as  a  guarantor,  NFI  Holding  Corporation  ("NFI  Holding"),  as  a
guarantor,  NovaStar  Mortgage,  Inc.  ("NMI"),  as a  guarantor,  and HVL, as a guarantor (NFI, NFI Holding,  NMI, and HVL, each a "Guarantor" and collectively, jointly and severally, the "Guarantors")

1.       APPLICABILITY

         Buyer shall, from time to time, upon the terms and conditions set forth herein,  agree to enter into  transactions in which the related Seller transfers to Buyer  Eligible  Assets  against  the  transfer  of funds  by  Buyer,  with a simultaneous agreement by Buyer to transfer to such Seller such Purchased Assets at a date  certain,  against  the  transfer of funds by such  Seller.  Each such transaction  shall  be  referred  to  herein  as a  "Transaction",  and,  unless otherwise agreed in writing, shall be governed by this Agreement.

         On the initial  Purchase  Date,  Buyer will purchase the REO Stock from the Sellers in connection with the initial Transaction.

         After the initial  Purchase Date, as part of separate  Transactions any
Seller may request and Buyer will fund,  subject to the terms and  conditions of this  Agreement,  an increase in the Purchase Price for the REO Stock based upon the acquisition of additional REO Property by the REO  Subsidiary.  Transactions
relating to Purchase Price Increases will be terminated and the Repurchase Price for the related REO  Property  paid to Buyer in  accordance  with  Section  3(e)
hereof.

2.       DEFINITIONS AND INTERPRETATION

         a. Defined Terms.

         "2006 Dividend" shall mean the dividend  distribution to be made by NFI to comply with U.S.  federal income tax law requirements for REITs to distribute at least 90% of their REIT taxable income.

         "Additional  Purchased  Assets" shall have the meaning assigned thereto in Section 6(a) hereof.

         "Adjustable  Rate  Loan"  shall  mean a Loan  which  provides  for  the adjustment of the Mortgage Interest Rate payable in respect thereto.

         "Adjusted Tangible Net Worth" shall mean at any date:

                  (a) Book Net  Worth  plus the  notional  amount  of any  Trust
         Preferred Securities, minus

                  (b) The sum of (1) all assets  which  would be  classified  as intangible assets of NFI and its consolidated  Subsidiaries  under GAAP
         (except   purchased  and  capitalized   value  of  servicing   rights),
         including,  without  limitation,  goodwill  (whether  representing  the excess cost over book value of assets acquired or otherwise),  patents, trademarks,  trade names,  copyrights,  franchises and deferred charges
         (including, without limitation,  unamortized debt discount and expense, organization costs and research and product development costs) plus (2)
         all receivables  from directors,  officers and  shareholders of NFI and its consolidated Subsidiaries, minus

                  (c) The  amount of  unrealized  gains on debt  securities  (as defined in FASB 115) of NFI and any Subsidiaries of NFI Holding, plus

                  (d) The amount of  unrealized  losses on debt  securities  (as defined in FASB 115) of NFI and any Subsidiaries of NFI Holding.

         Provided  that  in all  cases  such  amounts  shall  be  determined  by
         combining   the   relevant   figures  for  NFI  and  its   consolidated
         Subsidiaries  and its  Affiliates,  as  accounted  for under the equity method.

         "Affiliate"  means,  with respect to any  specified  Person,  any other
Person  controlling or controlled by or under common control with such specified
Person. For the purposes of this definition, "control" means the power to direct the  management  and policies of such Person,  directly or  indirectly,  whether through the ownership of voting equity, by contract or otherwise.

         "Aged Loan" shall mean a Loan  (other  than a  Non-performing  Hospital
Line Asset, a Sub-performing  Hospital Line Asset or an REO Hospital Line Asset)
which has been  subject  to a  Transaction  under  this  Agreement  for a period between 180 and 270 days.

         "Agent" means Wachovia Bank, National Association or any successor.

         "Agreement" means this Master  Repurchase  Agreement (2007 Whole Loan), as it may be amended, supplemented or otherwise modified from time to time.

         "Asset  Files"  shall  mean,  collectively,  the Loan Files and the REO
Property Files.

         "BPO" means an opinion of the fair market value of a Mortgaged Property given by a real estate agent or broker licensed in the  jurisdiction  where such
Mortgaged  Property  is located  or a  certified  third  party  appraiser  which generally  includes  three  comparable  sales  and  three  comparable  listings;
provided, that such BPO shall be no more than 60 days old.

         "Book Net Worth"  shall mean the excess of total  assets of NFI and its consolidated  Subsidiaries  over Total  Liabilities of NFI and its  consolidated
Subsidiaries  determined in accordance with GAAP (or such non-GAAP principles as may be disclosed to and approved by Buyer from time to time).

         "Borrower"  means the  obligor or  obligors  on a Note,  including  any
Person that has acquired the related  collateral and assumed the  obligations of the original obligor or obligors under the Note.

         "Breakage  Costs"  shall have the meaning  assigned  thereto in Section
3(c) herein.

         "Bulk Loan" means any Loan that a Seller has  conducted a due diligence review of and purchased in accordance with such Seller's  "purchase  guidelines"
on a bulk basis (i) which is not delinquent  and, unless  otherwise  approved in writing by the Buyer, has not been subject to any repurchase  transaction  under any  repurchase  facility  between the related  Seller or any  Affiliate of such
Seller and any other Person and (ii) in respect of which the related  Seller has notified  the  Buyer  of the  complete  chain  of  transfers  from  the  related originator to such Seller.

         "Business  Day" means any day other  than (i) a  Saturday  or Sunday or
(ii) a day upon which the New York Stock Exchange or the Federal Reserve Bank of
New York is obligated by law or executive order to be closed.

         "Buyer Deed" shall mean the duly executed deed or similar instrument in favor of the Buyer  provided by the REO  Subsidiary to the Custodian for any REO
Property  to be  transferred  to  the  REO  Subsidiary  and to be  subject  to a
Transaction  under this  Agreement.  The  related  Buyer Deed shall (A) name the
Buyer or its  designee as the  assignee or  beneficiary  thereof,  and (B) be in recordable form in accordance with applicable state law.

         "Buyer's MV Margin Amount" means, with respect to any Transaction as of any date of  determination,  the amount  obtained by  application  of Buyer's MV
Margin Percentage to the Repurchase Price for such Transaction as of such date.

         "Buyer's MV Margin  Percentage" shall have the meaning assigned thereto in the Side Letter.

         "Buyer's Par Margin Amount" means,  with respect to any  Transaction as of any date of determination,  the amount obtained by application of the Buyer's
Par Margin  Percentage to the Repurchase  Price for such  Transaction as of such date.

         "Buyer's Par Margin Percentage" shall have the meaning assigned thereto in the Side Letter.

         "Change  in  Control"  shall  mean (i) any  person or group of  persons
(other than (a) any  subsidiary  of NFI or (b) any employee or director  benefit plan or stock plan of NFI or any  subsidiary  of NFI or any trustee or fiduciary with respect to any such plan when acting in that  capacity or any trust related
to  any  such  plan)  shall  have  acquired   beneficial   ownership  of  shares
representing  more than 50% of the  combined  voting  power  represented  by the outstanding common stock of NFI (within the meaning of Section 13(d) or 14(d) of the Securities  Exchange Act of 1934, as amended,

and the applicable rules and regulations  thereunder) or (ii) the related Seller ceases to own 100% of the equity interests in the REO Subsidiary.

         "Change of Control Fee" shall have the meaning  assigned thereto in the
Side Letter.

         "Change in Law" means (a) the adoption of any law,  rule or  regulation after the date of this Agreement,  (b) any change in any law, rule or regulation or in the  interpretation or application  thereof by any Governmental  Authority after the date of this Agreement or (c) compliance by Buyer (or any Affiliate of
Buyer) with any request, guideline or directive (whether or not having the force of law) of any  Governmental  Authority  made or  issued  after the date of this
Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Collateral"  shall  have the  meaning  assigned  thereto  in Section 8 hereof.

         "Collateral   Security,   Setoff  and  Netting   Agreement"  means  the
Collateral  Security,  Setoff and Netting  Agreement  dated as of April 18, 2007 among Buyer and certain  Affiliates and NFI and certain  Affiliates as it may be further amended from time to time.

         "Collection  Account"  means,  the account  designated  "Wachovia Bank,
National  Association  P&I  Account",  having the account  number  identified on
Exhibit F attached hereto,  established by Sellers with Buyer for the benefit of
Buyer pursuant to the Collection Account Control Agreement.

         "Collection  Account Control  Agreement"  means the Collection  Account
Control  Agreement,  dated as of May 9, 2007,  among Sellers,  each as a seller,
Buyer,  as buyer,  and  Wachovia  Bank,  National  Association,  as bank,  which establishes  the account  designated  "Wachovia Bank,  National  Association P&I
Account".

         "Collection  Account  Control  Agreement  (REO)"  means the  Collection
Account Control Agreement (REO), dated as of May 9, 2007, among Sellers, each as a seller,  Buyer, as buyer, and Wachovia Bank,  National  Association,  as bank, which establishes the account designated  "Wachovia Bank,  National  Association
REO Account".

         "Commitment Letter" means the commitment letter,  dated as of April 28,
2007, among the Buyer, the Agent, Wachovia Bank, National  Association,  NFI and
NMI.

         "Computer  Tape"  means a  computer  tape or  other  electronic  medium generated  by or on behalf of the  related  Seller  and  delivered  to Buyer and
Custodian which provides information relating to the Purchased Assets, including the information set forth in the Loan Schedule, in a format acceptable to Buyer.

         "Confirmation"  shall have the meaning assigned thereto in Section 4(b)
hereof.

         "Conforming Loan" means a Loan that is eligible for sale to Fannie Mae,
Freddie  Mac or GNMA,  and  that is  subject  to a  takeout  commitment  from an investor  approved by Buyer,  which

takeout  commitment  has been assigned to the Buyer in  connection  with Buyer's purchase of such Conforming Loan pursuant to this Agreement.

         "Correspondent  Loan"  means  any  Loan  that a Seller  purchases  on a
"pre-approval" and "flow" basis which (i) the related Seller has underwritten to its  "origination  guidelines"  (ii) is not a Wet Loan,  (iii) is not delinquent and, unless otherwise  approved in writing by Buyer, has not been subject to any repurchase  transaction under any repurchase facility between the related Seller or any  Affiliate  of such Seller and any other  Person,  and (iv) in respect of which such Seller has notified the Buyer of the complete chain of transfers from the related originator to such Seller.

         "Custody Agreement" means the Custodial  Agreement,  dated as of May 9,
2007 among Sellers, Buyer, NMI and Custodian.

         "Custodian" means (i) U.S. Bank, National Association,  or (ii) another nationally recognized bank acceptable to Buyer, who will act as Custodian of the
Loans.

         "Default"  means  any  event,  that,  with the  giving of notice or the passage of time or both, would constitute an Event of Default.

         "Deposit" shall have the meaning assigned thereto in the Side Letter.

         "Default  Fee"  shall  have the  meaning  assigned  thereto in the Side
Letter.

         "Default Rate" means,  as of any date of  determination,  the lesser of
(i) the Prime Rate plus 4% and (ii) the maximum  rate  permitted  by  applicable law.

         "Delinquent  Loan"  means  any Loan for  which a  Monthly  Payment  due thereon  is over 29 days  contractually  past  due,  but not  more  than 59 days contractually past due.

         "Dividend Securities" shall mean notes, bonds,  debentures or common or preferred stock of NFI or its subsidiaries  that qualify as property and will be treated as a deductible  dividend to NFI  shareholders  under the Code,  and are reasonably acceptable to the Buyer.

         "Due Date" means the day on which the Monthly Payment is due on a Loan, exclusive of any days of grace.

         "EPD  Loan"  shall  mean a Loan for  which the  first,  second or third
Monthly  Payment  has been  delinquent  during  the  first  three  months  after origination of such Loan.

         "Early  Repayment Fee" shall have the meaning  assigned  thereto in the
Side Letter.

         "Effective  Date" shall mean the date set forth on the top of the first page of this Agreement.

         "Electronic  Tracking Agreement" means that certain electronic tracking agreement,  dated as of May 9,  2007,  among  Buyer,  MERSCORP,  Inc.,  Mortgage
Electronic   Registration   Systems,   Inc.,  NFI  Repurchase,   NMI  Repurchase
Corporation, HVL and NovaStar Asset.

         "Eligible  Asset" shall have the meaning  assigned  thereto in the Side
Letter.

         "Eligible  Loan"  shall have the meaning  assigned  thereto in the Side
Letter.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA  Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c)
of the Code of  which  Seller  is a  member  and (ii)  solely  for  purposes  of potential  liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section  302(f) of ERISA and Section  412(n)
of the Code, described in Section 414(m) or (o) of the Code of which Seller is a member.

         "Existing  Agreements"  shall include the agreements and facilities set forth on Schedule 1 attached hereto.

         "Event of Default" shall have the meaning  assigned  thereto in Section
18 hereof.

         "Facility" means the  comprehensive  financing  facility which includes this Agreement,  the Existing Agreements,  the Master Repurchase Agreement (2007
Investment Grade), the Master Repurchase Agreement (2007 Non-investment  Grade), the  Master  Repurchase  Agreement  (2007  Servicing  Advances)  and the  Master
Repurchase Agreement (New York).

         "Facility Fees" means, collectively, the Structuring Fee, the Repayment
Fee, the Early Repayment Fee, the Default Fee and the Change in Control Fee.

         "GAAP"  shall mean  generally  accepted  accounting  principles  in the
United States of America in effect from time to time.

         "Governmental Authority" shall mean any nation or government, any state or other political  subdivision  thereof,  or any entity  exercising  executive, legislative, judicial, regulatory or administrative functions over Sellers.

         "Guarantee"  means,  as to any Person,  any  obligation  of such Person directly or indirectly  guaranteeing  any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person.

         "Guarantors" means NFI, NFI Holding, NMI and HVL.

         "Guaranty" means the Guaranty of the Guarantors, jointly and severally, in favor of the Buyer, dated as of May 9, 2007.

         "Hospital  Line Asset"  means,  an asset  identified by any Seller as a
"Hospital  Line Asset" on the  related  Transaction  Notice and Asset  Schedule, which is either (i) a Hospital Line Loan, (ii) all equity of the REO Subsidiary;
provided however,  no such pledged equity shall be a Hospital Line

Asset if such pledged equity is, or has been at any time,  previously subject to a  Transaction  hereunder,  (iii)  a  Performing  Hospital  Line  Asset,  (iv) a
Sub-performing Hospital Line Asset, (v) a Non-performing Hospital Line Asset, or
(vi) an REO Hospital  Line Asset;  provided,  that each such Hospital Line Asset shall be secured by first Lien.

         "Hospital  Line Loan"  means,  an  Eligible  Loan,  where such Loan was acquired by a Seller or an  Affiliate  thereof as a result of a NovaStar  Called
Bond Loan or an EPD Loan.

         "HVL" means HomeView Lending, Inc. and its permitted successors and assigns.

         "HVL Loan" shall mean a Loan sold to the Buyer under this  Agreement by
HVL.

         "Income" means, (a) with respect to any Purchased Asset (other than REO
Stock)  at any time,  any  principal  distributions  thereon  and all  interest, dividends and other collections and distributions thereon, but not including any commitment nor origination fees and (b) with respect to any REO Stock during any period,  any rental  payments,  if any,  and all  proceeds  of the  related  REO
Property  received  upon  liquidation  of the related REO  Property  during such period.

         "Indebtedness"  shall mean,  for any Person:  (a) all  obligations  for borrowed money;  (b) obligations of such Person to pay the deferred  purchase or acquisition  price of Property or services,  other than trade  accounts  payable
(other than for borrowed money) arising,  and accrued expenses incurred,  in the ordinary  course of business so long as such trade accounts  payable are payable and paid within ninety (90) days of the date the respective  goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a lien on the Property of such Person, whether or not the respective  indebtedness so secured has been  assumed by such  Person;  (d)  obligations  (contingent  or otherwise) of such Person in respect of letters of credit or similar instruments issued for account of such Person; (e) capital lease obligations of such Person;
(f) obligations of such Person under repurchase agreements or like arrangements;
(g)  indebtedness of others  guaranteed on a recourse basis by such Person;  (h)
all  obligations of such Person  incurred in connection  with the acquisition or
carrying  of  fixed  assets  by  such  Person;   (i)   indebtedness  of  general
partnerships  of which  such  Person  is a  general  partner;  and (j) any other contingent liabilities of such Person.

         "Interest Only Loan" means a Mortgage Loan which only requires payments of interest for a period of time specified in the related Mortgage Note.

         "Investment  Company Act" means the Investment  Company Act of 1940, as amended, including all rules and regulations promulgated thereunder.

         "LIBOR" shall mean, for each day of a Transaction,  a rate based on the offered rates of the Reference  Banks for one-month  U.S.  dollar  deposits,  as determined by the Buyer for the related Purchase Date.

         "Lien"  shall  mean,  any  mortgage,  lien,  pledge,  charge,  security interest, option or claim or similar encumbrance.

         "Liquidity"  means cash,  cash  equivalents  and the  aggregate  unused borrowing capacity under the Existing Agreements and Other Facilities that could be drawn against (taking into account required haircuts).

         "Loan"  shall  mean (i) a first  lien or  second  lien,  fixed  rate or adjustable  rate, wet or dry funded,  closed-end  home equity  residential  loan
(including Conforming Loans, Bulk Loans,  Correspondent Loans, Delinquent Loans,
Aged Loans, Hospital Line Loans, Second Lien Loans, Manufactured Home Loans, HVL
Loans, Option ARM Loans and NovaStar Called Bond Loans), (ii) such other type of loan,  lease or other  receivable  as shall be  agreed  upon by the  parties  as evidenced by Appendix A to the Custody Agreement,  as amended or supplemented by mutual  agreement of the  parties,  or (iii) any interest in, or secured by, any such loan, lease or other receivable.

         "Loan Documents" shall have the meaning assigned thereto in the Custody
Agreement.

         "Loan  File"  shall have the  meaning  assigned  thereto in the Custody
Agreement.

         "Loan  Schedule"  means the list of Loans delivered by a Guarantor or a
Seller to Buyer and Custodian together with each Transaction Notice and attached by the  Custodian to the related Trust Receipt and setting forth as to each Loan the related Borrower name, the address of the related Mortgaged Property and the outstanding  principal  balance  of the Loan as of the  initial  Purchase  Date, together with any other information specified by Buyer from time to time in good faith.

         "Manufactured  Home  Loan"  means  a Loan  (i)  secured  by a lien on a prefabricated  or  manufactured  home and (ii)  considered  and treated as "real estate" under applicable law.

         "Margin Call" shall have the meaning  assigned  thereto in Section 6(a)
hereof.

         "Margin  Deficit"  shall have the meaning  assigned  thereto in Section
6(a) hereof.

         "Market  Value"  means (i) with respect to any  Purchased  Asset (other
than  an  REO  Property)  that  is  an  Eligible   Asset,  as  of  any  date  of
determination, the value ascribed to such asset by Buyer in its sole discretion,
(ii) with respect to an REO Property,  the price at which the REO Property could be sold as determined by Buyer in its sole discretion, and (iii) with respect to a  Purchased  Asset  that  is not an  Eligible  Asset,  zero.  For  purposes  of determining  the Market  Value of the REO Stock,  the Buyer shall use the Market
Value of the REO Properties owned by the REO Subsidiary.

         "Master  Repurchase  Agreement  (2007  Investment  Grade)"  means  that certain  master  repurchase  agreement,  among Variable  Funding  Capital Corp.,
Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar  Certificates
Financing LLC, and NovaStar Certificates Financing Corp., to be negotiated among the parties.

         "Master Repurchase  Agreement (2007  Non-investment  Grade)" means that certain master repurchase  agreement,  among Wachovia Investment Holdings,  LLC,
Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar  Certificates
Financing LLC, and NovaStar Certificates  Financing Corp. to be negotiated among the parties.

         "Master  Repurchase  Agreement (2007 Residual  Securities)"  means that certain master repurchase agreement,  dated as of April 18, 2007, among Wachovia
Bank,  National  Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,
Inc., NovaStar Certificates  Financing LLC, and NovaStar Certificates  Financing
Corp., as amended from time to time.

         "Master  Repurchase  Agreement  (2007 Servicing  Advances)"  means that certain master repurchase agreement, between Wachovia Bank, National Association and NovaStar Mortgage, Inc., to be negotiated among the parties.

         "Master  Repurchase  Agreement  (2007  Servicing  Rights)"  means  that certain master  repurchase  agreement  (MSR),  dated as of April 25, 2007, among
Wachovia Bank, National Association and NovaStar Mortgage, Inc., as amended from time to time.

         "Master  Repurchase  Agreement  (New York)" means that  certain  master repurchase agreement,  dated as of May 14, 2004, between Wachovia Bank, National
Association and NovaStar Mortgage, Inc., as amended from time to time.

         "Material  Adverse  Change"  means any material  adverse  change in the business,  financial performance,  assets, operations or condition (financial or otherwise) of NFI and its consolidated subsidiaries, taken as a whole.

         "Material  Adverse  Effect"  means (a) a Material  Adverse  Change with respect to a Guarantor or a Guarantor and its  Affiliates  that are party to any
Program Document taken as a whole; (b) a material impairment of the ability of a
Guarantor or any  Affiliate  that is a party to any Program  Document to perform under any Program Document and to avoid any Event of Default;  or (c) a material adverse effect upon the legality,  validity, binding effect or enforceability of any Program Document against a Guarantor or any Affiliate that is a party to any
Program Document.

         "Maximum  Aggregate  Purchase  Price"  shall have the meaning  assigned thereto in the Side Letter.

         "Maximum  Combined  Aggregate  Purchase  Price"  shall have the meaning assigned thereto in the Side Letter.

         "Monthly  Payment"  means  with  respect  to any  Loan,  the  scheduled combined  payment of  principal  and  interest  payable by a Borrower  under the related Note on each Due Date.

         "Mortgage"  means a mortgage,  deed of trust, or other  instrument that creates a lien on the related Mortgaged Property and secures a Note.

         "Mortgage  Interest Rate" means,  with respect to each Loan, the annual rate at which interest accrues on such Loan from time to time in accordance with the provisions of the related Note.

         "Mortgaged  Property"  means,  with  respect  to a  Loan,  the  related
Borrower's  fee  interest in real  property  and all other  collateral  securing repayment of the debt evidenced by the related Note.

         "Multiemployer  Plan"  means a  multiemployer  plan  defined as such in
Section  3(37) of ERISA to which  contributions  have been or are required to be made by Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.

         "NFI" means NovaStar Financial, Inc. and its permitted successors and assigns.

         "NFI  Holding"  means  NFI  Holding   Corporation   and  its  permitted
successors and assigns.

         "NFI  Repurchase"  means NFI Repurchase  Corporation  and its permitted successors and assigns.

         "NMI" means NovaStar Mortgage, Inc. and its permitted successors and assigns.

         "NMI  Repurchase"  means NMI Repurchase  Corporation  and its permitted successors and assigns.

         "Non-Seller  Affiliate"  means  an  Affiliate  of  any  Seller  or  any
Guarantor that is not, itself, a Seller or Guarantor.

         "Note" means,  with respect to any Loan,  the related  promissory  note together with all riders  thereto and  amendments  thereof or other  evidence of indebtedness of the related Borrower.

         "Notice  Date"  shall have the  meaning  assigned  thereto in Section 4 hereof.

         "Non-performing  Hospital Line Asset" means any Hospital Line Asset for
which  the  related  Monthly  Payment  is  more  than   eighty-nine   (89)  days
contractually  past due or is in the process of foreclosure.  If a Hospital Line
Asset has previously been  eighty-nine  (89) days  contractually  past due while being subject to a Transaction, such Hospital Line Asset must have a BPO that is no more  than  sixty  (60)  days old prior to being  subject  to a  Transaction.
Updated  BPO's are  required  every  sixty  (60) days  thereafter  for each such
Non-performing Hospital Line Asset.

         "NovaStar Asset" means NMI Property Financing, Inc.  and its  permitted successors and assigns.

         "NovaStar  Asset  Value"  means the value  assigned  to any Loan by any
Seller based upon the Seller's system of valuing assets.

         "NovaStar  Called  Bond Loan" means a Loan  purchased  by a Seller in a
"bond collateral  call" or "clean-up call" directly from a securitization  trust formed in  connection  with a  securitization  by a Seller  (or any of  Sellers'
Affiliates).

         "Obligations"  means (a) all of Sellers' and Guarantors'  obligation to pay the Repurchase  Price on the  Repurchase  Date,  and other  obligations  and liabilities of Sellers and Guarantors, to Buyer or its Affiliates arising under, or in connection with, the Program Documents or otherwise,  whether now existing or hereafter  arising;  (b) any and all sums paid by Buyer or on behalf of Buyer pursuant to the Program  Documents in order to preserve any  Purchased  Asset or its interest  therein;

                                       10

(c) in the event of any  proceeding  for the collection or enforcement of any of
Seller's or any of Guarantors' indebtedness, obligations or liabilities referred to in clause (a),  the  reasonable  expenses of retaking,  holding,  collecting, preparing  for sale,  selling or  otherwise  disposing  of or  realizing  on any
Purchased  Asset,  or of any  exercise by Buyer or such  Affiliate of its rights
under  the  related  agreements,   including  without   limitation,   reasonable
attorneys' fees and  disbursements  and court costs; and (d) all of Sellers' and
Guarantors'  obligations  to Buyer or any other  Person  pursuant to the Program
Documents.

         "Option ARM Loan" means an Adjustable  Rate Loan which (i) provides the
Borrower with multiple  Monthly  Payment options and (ii) may result in negative amortization, as set forth in the Underwriting Guidelines.

         "Other  Facilities"  means  the  repurchase  or  financing   facilities
identified  on Schedule 4 attached  hereto as such  Schedule may be amended upon the mutual agreement of the Buyer and Sellers.

         "Performing  Hospital  Line Asset"  means any  Hospital  Line Asset for which the related Monthly Payment is no more than thirty (30) days contractually past due and which is not in the process of foreclosure.

         "Person"  shall  mean  any  legal  person,  including  any  individual, corporation,  partnership,  association,  joint-stock  company,  trust,  limited liability company,  unincorporated  organization,  governmental  entity or other entity of similar nature.

         "Plan"  shall mean an  employee  benefit or other plan  established  or maintained  by Seller or any ERISA  Affiliate  and covered by Title IV of ERISA, other than a Multiemployer Plan.

         "Price  Differential" means, with respect to each Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such  Transaction  to the  Purchase  Price on a  360-day-per-year  basis for the actual  number of days  during  the period  commencing  on (and  including)  the
Purchase Date and ending on (but excluding) the date of  determination  (reduced by any amount of such Price  Differential  in respect of such period  previously paid by the related Seller to Buyer) with respect to such Transaction.

         "Pricing  Rate"  shall have the  meaning  assigned  thereto in the Side
Letter.

         "Prime  Rate"  means the daily  prime loan rate as reported in The Wall
Street Journal or if more than one rate is published, the highest of such rates.

         "Principal" shall have the meaning given to it in Annex I.

         "Program  Documents"  means this  Agreement,  the Collateral  Security,
Setoff and Netting  Agreement,  the Guaranty,  the Side Letter,  the  Commitment
Letter, the Custody Agreement,  REO Subsidiary Agreement, the Collection Account
Control   Agreement,   the  Collection  Account  Control  Agreement  (REO),  the
Securitization  Side Letter, the Electronic  Tracking  Agreement,  and any other agreement  entered into on or prior to the Effective Date by any of the Sellers, any of the Guarantors

                                       11

and/or the REO  Subsidiary,  on the one hand, and Buyer or one of its Affiliates
(or Custodian on its behalf) on the other, in connection herewith or therewith.

         "Property"  means any right or  interest  in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Purchase  Date"  means the date on which  Purchased  Assets  are to be transferred by the related Seller to Buyer.

         "Purchase  Price" shall have the meaning  assigned  thereto in the Side
Letter.

         "Purchase Price Decrease" means a decrease in the Purchase Price for an
REO Property  related to the removal of an REO Property from the REO  Subsidiary and the decrease in value of the REO Stock related thereto,  as specified by the related  Seller in any Purchase Price  Decrease  Notice  delivered in accordance with Section 3 hereof.

          "Purchase  Price  Decrease  Date"  means the date on which the related
Seller  requests  Purchase  Price  Decrease for the REO Property  related to the removal of REO Property  from the REO  Subsidiary,  and the decrease in value of the REO Stock related thereto.

         "Purchase  Price  Decrease  Notice"  means the notice for  decrease  in
Purchase  Price  requested by the related  Seller in  accordance  with Section 3 hereof.

         "Purchase  Price  Increase" means an increase in the Purchase Price for the REO Stock based upon REO Subsidiary  acquiring  additional REO Property,  as requested by Sellers pursuant to Section 1 hereof.

         "Purchased  Assets" means,  with respect to a Transaction,  the related
Loans,  REO Stock,  and REO  Hospital  Line  Assets,  together  with the related
Records, Servicing Rights and other Collateral,  instruments, chattel paper, and general  intangibles  comprising or relating to all of the foregoing;  provided, that in the case of the REO Stock,  Purchased  Assets shall be deemed to include any and all REO  Properties  owned by the REO  Subsidiary.  The term  "Purchased
Assets"  with  respect  to  any  Transaction  at any  time  also  shall  include
Additional Purchased Assets delivered pursuant to Section 6(a) hereof.

         "Records" means all instruments,  agreements and other books,  records, and reports  and data  generated  by other media for the storage of  information maintained by a Seller or any other person or entity with respect to a Purchased
Asset.  Records shall include the Notes, any Mortgages,  the Asset Files and any other  instruments  necessary  to document or service a Loan that is a Purchased
Asset,  including,  without  limitation,  the complete  payment and modification history of each Loan that is a Purchased Asset.

         "Reference  Banks" means any leading banks  selected by the Agent which are  engaged  in  transactions  in  Eurodollar  deposits  in  the  international
Eurocurrency market with an established place of business in London.

                                       12

         "REIT" shall mean a real estate investment trust, as defined in Section
856 of the Code.

         "REMIC" means a "real estate  mortgage  investment  conduit" within the meaning of Section 860D of the Code.

         "REO Account" means, the account  designated  "Wachovia Bank,  National
Association  REO  Account",  having the account  number  identified on Exhibit F attached  hereto,  established  by Sellers  with Buyer for the  benefit of Buyer pursuant to the Collection Account Control Agreement (REO).

         "REO  Hospital  Line  Asset"  means a Hospital  Line Asset that is over eighty nine (89) days  contractually  past due and is classified as REO Property by Buyer or Seller.  Buyer must have a first  priority  lien on the  liquidation proceeds  from  the  REO  Hospital  Line  Asset  prior  to  being  subject  to a
Transaction. REO Hospital Line Assets must have a BPO that is no more than sixty
(60)  days old  prior to being  subject  to a  Transaction.  Updated  BPO's  are required every sixty (60) days thereafter for each such REO Hospital Line Asset.

         "REO Property"  means the real property assets (a) purchased by the REO
Subsidiary  from a lender who obtained  title to such real property  assets as a result of  foreclosure  or deed in lieu of  foreclosure of a mortgage or deed of trust,  or (b) acquired by the REO Subsidiary as a result of foreclosure or deed in lieu of foreclosure of a mortgage or deed of trust.

         "REO Property File" means for each REO Property, the related Buyer Deed and an attorney bailee letter, if applicable.

         "REO  Stock"  means  any  and  all of any  Seller's  equity  interests, including without limitation, options, warrants or any other equity interest, in the REO Subsidiary including,  without limitation, all its rights to participate in the  operation  or  management  of the REO  Subsidiary  and all its rights to properties,  assets,  interests and distributions in respect of such stock. "REO
Stock" also includes (i) all accounts receivable;  (ii) all general intangibles;
and (iii) to the extent not otherwise included,  all proceeds of any and all the foregoing (including within proceeds, whether or not otherwise included therein, and any and all  contractual  rights of the  related  Seller  under any  revenue sharing or similar  agreement  to receive all or any portion of the  revenues or profits of the REO Subsidiary).

         "REO   Subsidiary"   shall  mean  NMI  Property   Financing,   Inc.,  a
wholly-owned  subsidiary of NovaStar  Mortgage,  Inc., that is a Special Purpose
Entity formed for the sole purpose of holding REO Property.

         "REO  Subsidiary  Agreement"  shall mean that  certain  REO  Subsidiary
Agreement,  dated as of May 9, 2007, executed and delivered by a duly authorized officer of the REO Subsidiary in favor of the Buyer.

         "Repayment  Fee" shall have the  meaning  assigned  thereto in the Side
Letter.

         "Repurchase  Date" shall have the meaning  assigned  thereto in Section
3(b) and shall also include the date determined by application of Section 19.

                                       13

         "Repurchase  Price" means the price at which Purchased Assets are to be transferred  from Buyer to the  related  Seller upon the  Repurchase  Date for a
Transaction,  which  will be  determined  in each case  (including  Transactions terminable  upon  demand) as the sum of the  Purchase  Price or  Purchase  Price
Increase,  as  applicable,  and the  Price  Differential  as of the date of such determination.

         "Required Equity" shall mean, with respect to NFI (and its consolidated
Subsidiaries)  (together,  the  "Companies"),  the  sum  of the  dollar  amounts calculated  after  multiplying  the amount  determined by combining the relevant figures for NFI and its consolidated Subsidiaries for each asset class set forth in the table  below (or if such  asset  class is owned by NFI or a  consolidated
Subsidiary  but cannot be determined  by combining the relevant  figures for the
Companies, the fair market value thereof as calculated by the Companies subject, however,  to the approval of Buyer which will not be  unreasonably  withheld) by the  Percentage  Multipliers  set forth  opposite  such asset class in the table below:

         ------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percentage
          Asset Class                                                                                                 Multiplier
         ------------------------------------------------------------------------------------------------------------------------
          Cash                                                                                                                0%
         ------------------------------------------------------------------------------------------------------------------------
          Mortgage Loans held-for-sale including accrued interest                                                             5%
         ------------------------------------------------------------------------------------------------------------------------
          Mortgage loans held-in-portfolio including accrued interest (securitized in an owners trust)                        5%
         ------------------------------------------------------------------------------------------------------------------------
          Mortgage loans held-in-portfolio including accrued interest (securitized in a REMIC trust)                       1.75%
         ------------------------------------------------------------------------------------------------------------------------
          AAA-Rated I/O and Prepay (P) Certificates booked on-B/S                                                            25%
         ------------------------------------------------------------------------------------------------------------------------
          BBB NIM Certificates                                                                                               25%
         ------------------------------------------------------------------------------------------------------------------------
          Residuals from whole loan securitizations                                                                          35%
         ------------------------------------------------------------------------------------------------------------------------
          Residuals from NIM/CAPS                                                                                           100%
         ------------------------------------------------------------------------------------------------------------------------
          Non-rated subordinate bonds (excluding residuals)                                                                 100%
         ------------------------------------------------------------------------------------------------------------------------
          A-Rated Mortgage-Backed Securities not in CDO                                                                      20%
         ------------------------------------------------------------------------------------------------------------------------
          BBB-Rated Mortgage-Backed Securities not in CDO                                                                    25%
         ------------------------------------------------------------------------------------------------------------------------
          BB-Rate Mortgage-Backed Securities not in CDO                                                                      50%
         ------------------------------------------------------------------------------------------------------------------------
          Mortgage-Backed Securities in CDO                                                                                   5%
         ------------------------------------------------------------------------------------------------------------------------
          CDO Equity Sub Notes                                                                                              100%
         ------------------------------------------------------------------------------------------------------------------------
          CDO BBB Bonds                                                                                                       5%
         ------------------------------------------------------------------------------------------------------------------------
          Agency Securities                                                                                                   3%
         ------------------------------------------------------------------------------------------------------------------------
          Servicing Agreements (Mortgage Servicing Rights)                                                                   35%
         ------------------------------------------------------------------------------------------------------------------------

                                       14

         ------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Percentage
          Asset Class                                                                                                 Multiplier
         ------------------------------------------------------------------------------------------------------------------------
          Servicing Advances                                                                                                 15%
         ------------------------------------------------------------------------------------------------------------------------
          REO + Non-performing (90+ & foreclosures from bond collateral calls)                                               35%
         ------------------------------------------------------------------------------------------------------------------------
          Other assets
         -        Hedging Agreements (Value of reserves that are not reflected in Marks to Market that impact equity)       100%
         -        All Other Assets (all else remaining - including Other Receivables & PP&E)
                                                                                                                             35%
         ------------------------------------------------------------------------------------------------------------------------
          Intangible Assets                                                                                                 100%
         ------------------------------------------------------------------------------------------------------------------------

         provided  that the  Required  Equity  shall be reduced by any  Dividend
Securities  with a maturity date of more than one year issued in connection with the 2006 Dividend.

         "Second  Lien Loan" means a Loan  secured by the lien on the  Mortgaged
Property,  subject  to one  prior  lien  on  such  Mortgaged  Property  securing financing obtained by the related Borrower.

         "Securitization  Side Letter"  means that certain  securitization  side letter, dated May 9, 2007, among Wachovia Capital Markets, LLC and NFI.

         "Servicer" means (i) NMI, or (ii) any other servicer  approved by Buyer in its sole discretion.

         "Servicing  Agreement"  means any  agreement  (other  than the  Custody
Agreement)  giving  rise or  relating  to  Servicing  Rights  with  respect to a
Purchased  Asset,  including any assignment or other agreement  relating to such agreement.

         "Servicing Rights" means the contractual, possessory or other rights of
Sellers or any other Person  arising  under a Servicing  Agreement,  the Custody
Agreement or otherwise, to administer or service a Purchased Asset or to possess related Records.

         "Side Letter"  means the Pricing Side Letter,  dated as of May 9, 2007, among Sellers, Guarantors and Buyer.

         "Special Purpose Entity" shall mean a Person, other than an individual, which is formed or  organized  solely for the  purpose of  holding,  directly or indirectly, an ownership interest in one or more REO Properties, does not engage in any  business  unrelated to the REO  Properties,  does not have any assets or liabilities other than as otherwise expressly  permitted by this Agreement,  has its own separate books and records and will not commingle its funds in each case which are separate and apart from the books and records of any other Person, and is  subject  to  all  of  the  limitations  on  the  powers  set  forth  in  the organizational documentation of the related Seller or the REO Subsidiary, as the case may be, as in effect  on each  Purchase  Date,  and holds  itself  out as a
Person separate and
                                       15

apart from any other Person and otherwise complies with all of the covenants set forth in Section 13(y).

         "Structuring  Fee" shall have the meaning  assigned thereto in the Side
Letter.

         "Sub-performing  Hospital Line Asset" means any Hospital Line Asset for which the related Monthly  Payment is between thirty (30) and  eighty-nine  (89)
days contractually past due and which is not in the process of foreclosure.

         "Subsidiary"  means,  with  respect  to any  Person,  any  corporation, partnership  or other entity of which at least a majority of the  securities  or other ownership  interests  having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons  performing  similar functions of such  corporation,  partnership  or other entity  (irrespective  of whether or not at the time securities or other ownership  interests of any other class or classes of such corporation,  partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time  directly or  indirectly  owned or controlled by such Person or one or more
Subsidiaries  of such Person or by such Person and one or more  Subsidiaries  of such  Person;  provided,  however,  that for  purposes  of  Section  18  hereof,
"Subsidiary"  shall not include any of the entities  listed on Exhibit B hereto, which may be revised by Sellers from time to time upon consent of Buyer.

         "Substitute Assets" has the meaning assigned thereto in Section 16(a).

         "Termination Date" has the meaning assigned thereto in Section 27.

         "Total  Liabilities"  shall  mean  total  liabilities  of NFI  and  its consolidated  Subsidiaries  determined  in  accordance  with  GAAP (or with such non-GAAP  principles  as may be  disclosed to and approved by Buyer from time to time); provided; for purposes of this Agreement, such term shall not include any
Trust Preferred Securities.

         "Transaction" has the meaning assigned thereto in Section 1.

         "Transaction  Notice" means a written request of a Seller to enter into a Transaction,  in the form attached to the Custody Agreement which is delivered to Buyer and Custodian.

         "Trust  Preferred   Securities"  shall  mean  (i)  the  $50,000,000  of
unsecured  floating  rate  securities  issued  by  NovaStar  Capital  Trust I, a statutory trust 100 percent owned by NMI,  pursuant to the indenture dated March
15,  2005,  between NMI and JP Morgan  Chase  Bank,  NA, as trustee and (ii) the
$35,000,000 of unsecured  floating rate  securities  issued by NovaStar  Capital
Trust II, a statutory trust 100 percent owned by NMI,  pursuant to the indenture dated April 18, 2006, between NMI and JP Morgan Chase Bank, NA, as trustee.

         "Trust Receipt" means a Trust Receipt and  Certification  as defined in the Custody Agreement.

                                       16

         "Underwriting Guidelines" means NMI's underwriting guidelines in effect as of the date of this  Agreement and attached  hereto as Exhibit D, as the same may be amended from time to time.

         "Uniform  Commercial  Code"  means the  Uniform  Commercial  Code as in effect on the date  hereof in the  State of New York or the  Uniform  Commercial
Code as in effect in the applicable jurisdiction.

         "Wet Loan"  means a Loan for which the  related  Loan File has not been delivered  to the  Custodian as of the related  Purchase  Date and which has not been subject to any other repurchase agreement or any similar transaction.

         b. Capitalized  terms used but not defined in this Agreement shall have the meanings assigned thereto in the Custody Agreement.

         c.       Interpretation.

         Headings are for convenience only and do not affect interpretation. The following  rules of this  subsection  (b)  apply  unless  the  context  requires otherwise.  The singular  includes the plural and conversely.  A gender includes all genders. Where a word or phrase is defined, its other grammatical forms have a corresponding meaning. A reference to a subsection,  Section, Annex or Exhibit is, unless otherwise specified, a reference to a Section of, or annex or exhibit to,  this  Agreement.  A  reference  to a party  to this  Agreement  or  another agreement or document includes the party's successors and permitted  substitutes or assigns.  A reference  to an  agreement  or document is to the  agreement  or document as amended, modified, novated,  supplemented or replaced, except to the extent  prohibited by any Program  Document.  A reference to legislation or to a provision  of  legislation  includes a  modification  or  re-enactment  of it, a
legislative   provision  substituted  for  it  and  a  regulation  or  statutory instrument  issued  under  it. A  reference  to  writing  includes  a  facsimile transmission  and any means of reproducing  words in a tangible and  permanently visible form. A reference to conduct includes,  without limitation, an omission, statement  or  undertaking,  whether  or not in  writing.  An Event  of  Default subsists  until it has been  waived in writing  by the Buyer or has been  timely cured. The words "hereof", "herein", "hereunder" and similar words refer to this
Agreement as a whole and not to any particular provision of this Agreement.  The term  "including" is not limiting and means "including  without  limitation." In the  computation of periods of time from a specified  date to a later  specified date,  the word "from"  means "from and  including",  the words "to" and "until"
each mean "to but  excluding",  and the word "through" means "to and including."
This Agreement may use several different  limitations,  tests or measurements to
regulate  the  same  or  similar  matters.  All  such  limitations,   tests  and
measurements are cumulative and shall each be performed in accordance with their terms.  Unless the context otherwise clearly requires,  all accounting terms not expressly  defined  herein shall be construed,  and all  financial  computations
required  under  this  Agreement   shall  be  made,  in  accordance  with  GAAP,
consistently  applied.  References  herein to "fiscal year" and "fiscal quarter"
refer to such fiscal  periods of NFI.  Except where  otherwise  provided in this
Agreement  any  determination,  statement  or  certificate  by the  Buyer  or an authorized officer of the Buyer provided for in this Agreement is conclusive and binds the parties in the absence of manifest  error. A reference to an agreement includes a  security  interest,  guarantee,  agreement  or  legally  enforceable arrangement  whether or not in writing.  A reference  to a document  includes an agreement  (as so defined) in writing or a  certificate,  notice,  instrument or

                                       17

document,  or any information recorded in computer disk form. Where the NFI or a
Guarantor  is required  to provide any  document to the Buyer under the terms of this  Agreement,  the relevant  document shall be provided in writing or printed form  unless the Buyer  requests  otherwise.  At the  request of the Buyer,  the document  shall be provided in computer  disk form or both  printed and computer disk  form.  This  Agreement  is the result of  negotiations  among and has been reviewed by counsel to the Buyer, Guarantors and the Sellers, and is the product of all parties. In the interpretation of this Agreement, no rule of construction shall apply to disadvantage  one party on the ground that such party proposed or was involved in the preparation of any particular provision of this Agreement or this Agreement itself.  Except where otherwise  expressly stated,  the Buyer may give or withhold,  or give conditionally,  approvals and consents,  and may form opinions and make determinations at its absolute discretion.  Any requirement of good  faith,  discretion  or judgment  by the Buyer  shall not be  construed  to require Buyer to request or await receipt of  information or  documentation  not immediately available from or with respect to the related Seller, a Guarantor, a servicer of the  Purchased  Assets,  any other  Person or the  Purchased  Assets themselves.  With  respect to any  information  set forth on  Schedules  2 and 3 attached  hereto,  Buyer has reviewed and consented to such  information on such schedules as of the Effective Date;  provided,  however,  that to the extent any facts or  circumstances  relating to the  matters  disclosed  on such  schedules change after the Effective Date,  Buyer shall not be deemed to have consented to any such change and such change may result in an Event of Default.

3. THE TRANSACTIONS

     a. The related Seller shall repurchase  Purchased Assets from Buyer on each related Repurchase Date. In addition,  the related Seller may request a Purchase
Price  Decrease on any  Business  Day when REO Property is to be sold by the REO
Subsidiary  by providing a Purchase  Price  Decrease  Notice,  and shall pay the portion of the related  Repurchase  Price  attributable  to the  Purchase  Price
Decrease.  Each obligation to repurchase subsists without regard to any prior or intervening liquidation or foreclosure with respect to each Purchased Asset. The related  Seller is  obligated to obtain the  Purchased  Assets from Buyer or its designee (including the Custodian) at the related Seller's expense on (or after)
the related Repurchase Date.

     b.  Provided that the  applicable  conditions in Sections 9(a) and (b) have been  satisfied,  each Purchased Asset that is repurchased by the related Seller on the 1st day of each month (or,  if such 1st day is not a  Business  Day,  the immediately  following Business Day) following the related initial Purchase Date
(the day of the month so determined for each month, or any other date designated by the related  Seller to Buyer for such a  repurchase  on at least one Business
Day's prior notice to Buyer, a "Repurchase  Date", which term shall also include the date  determined by  application of Section 19) shall  automatically  become subject to a new  Transaction  unless Buyer is notified by the related Seller at least one (1) Business Day prior to any  Repurchase  Date;  provided that if the
Repurchase Date so determined is later than the Termination Date, the Repurchase
Date for such Transaction shall automatically reset to the Termination Date, and the  provisions of this sentence as it might relate to a new  Transaction  shall expire on such date for each new Transaction,  unless otherwise agreed,  (y) the accrued and unpaid Price  Differential  shall be settled in cash on each related
Repurchase  Date,  and (z) the  Pricing  Rate  shall be as set forth in the Side
Letter.  Notwithstanding  anything to the contrary  herein, a partial payment of
Repurchase Price with respect to REO Stock shall not result in a transfer to any
Seller of the REO Stock but instead  shall  result in

                                       18

the REO  Subsidiary  being  entitled  to convey  each REO  Property to which the
Purchase Price Decrease relates.

     c. Any Seller  may  repurchase  Purchased  Assets on any day which is not a
Repurchase Date for such Purchased  Assets provided Buyer receives the requisite loan level  information and repurchase  request in electronic form prior to 3:00
p.m. New York City time;  provided,  however,  that  requests  received by Buyer after  such time  above  will be  fulfilled  on a  best-efforts  basis.  For the avoidance of doubt,  any repurchase  request  received after such time above and which  does not  settle  on such  Business  Day will be deemed  received  at the opening of business on the next Business Day and will incur the respective Price
Differential.  If any such Seller repurchases  Purchased Assets on any day which is not a Repurchase Date for such Purchased Assets,  such Seller shall indemnify
Buyer and hold Buyer harmless from any losses, costs and/or expenses which Buyer may sustain or incur arising from the  reemployment  of funds  obtained by Buyer hereunder or from fees payable to terminate  the deposits  from which such funds were  obtained  ("Breakage  Costs"),  in  each  case  for the  remainder  of the applicable 30 day period.  Buyer shall deliver to the related Seller a statement setting  forth the amount and basis of  determination  of any Breakage  Costs in such detail as determined in good faith by Buyer to be adequate, it being agreed that such  statement  and the method of its  calculation  shall be adequate  and shall be conclusive and binding upon such Seller,  absent manifest  error.  This
Section shall survive  termination  of this  Agreement and the repurchase of all
Purchased Assets subject to Transactions hereunder.

     d. REO Properties.  Upon transfer of REO Stock to Buyer as set forth herein and until termination of any related Transactions as set forth herein, ownership of the related REO Stock is vested in the Buyer, and prior to the recordation of the Buyer Deed by the Custodian as provided for in the Custody Agreement, record title to each REO Property  shall be retained by the REO  Subsidiary or Servicer for liquidation purposes, for the benefit of Buyer.

     e.  Repurchase;   Purchase  Price  Decrease.  Each  Seller  may  repurchase
Purchased  Assets or  request a  Purchase  Price  Decrease  without  penalty  or premium,  subject to the last sentence of this Section  3(e),  on any date.  The
Repurchase Price payable for the repurchase of any such Purchased Asset shall be reduced  as  provided  herein.  If the  related  Seller  intends  to make such a repurchase or Purchase Price  Decrease,  such Seller shall give one (1) Business
Day's prior written notice thereof to the Buyer, designating the REO Property to be  repurchased.  If such notice is given,  the amount  specified in such notice shall be due and payable on the date specified  therein,  and, on receipt,  such amount shall be applied to the Repurchase  Price for the REO Stock in respect of the designated REO Property.

4. ENTERING INTO TRANSACTIONS, TRANSACTION NOTICE CONFIRMATIONS

     a. Under the terms and  conditions of the Program  Documents,  Buyer hereby agrees  to enter  into  Transactions  with a  Purchase  Price up to the  Maximum
Aggregate  Purchase  Price.  The Buyer shall not be obligated to enter into more than four Transactions per Business Day; provided, that the related Seller shall give Buyer proper advance  notification (to include the receipt of the requisite loan  level  information)  of a  Transaction,  and the  Buyer  will use its best efforts to enter into such Transactions at 10:00 a.m., 12:00 p.m., 2:00 p.m. and
4:00 p.m. New York City time on any Business Day. Unless otherwise  agreed,  the related  Seller shall give Buyer and Custodian  notice of

                                       19

any proposed  Purchase  Date prior to 2:00 p.m. New York City time on the second
(2nd)  preceding  Business  Day (the date on which such notice is so given,  the
"Notice Date"), provided that the initial Transaction shall only require one (1)
Business Day prior notice. On the Notice Date, the related Seller or a Guarantor shall (i) request that Buyer enter into a Transaction by furnishing to Buyer and
Custodian  a  Transaction  Notice and Asset  Schedule,  (ii)  deliver to Buyer a
Computer  Tape and (iii)  deliver  to  Custodian  the  Asset  File for each Loan subject to such Transaction.

     b. In the event that the parties  hereto desire to enter into a Transaction on  terms  other  than  as  set  forth  herein,  the  parties  shall  execute  a
"Confirmation"  specifying  such terms prior to entering into such  Transaction.
Any such  Confirmation and the related  Transaction  Notice,  together with this
Agreement,  shall  constitute  conclusive  evidence of the terms agreed  between
Buyer and Sellers  with  respect to the  Transaction  to which the  Confirmation relates. In the event of any conflict between this Agreement and a Confirmation, the  terms  of the  Confirmation  shall  control  with  respect  to the  related
Transaction.

5.       PAYMENT AND TRANSFER

     Unless  otherwise  agreed,  all  transfers of funds  hereunder  shall be in immediately  available  funds  and all  Purchased  Assets  transferred  shall be transferred to the Custodian pursuant to the Custody  Agreement.  Any Repurchase
Price or Price  Differential  received  by Buyer  after 12:00 noon New York City time shall be applied on the next succeeding Business Day.

6.       MARGIN MAINTENANCE

     a. If at any time either (i) the  aggregate  Market Value of all  Purchased
Assets subject to all Transactions is less than the aggregate  Buyer's MV Margin
Amount for all such  Transactions  or (ii) the  aggregate  Market  Value for all
Purchased  Assets  subject to all  Transactions  is less than Buyer's Par Margin
Amount for all such Transactions  (each a "Margin  Deficit"),  then Buyer may by notice to the Sellers  require the Sellers in such  Transactions  to transfer to
Buyer,  either cash or additional Eligible Loans acceptable to Buyer in its sole discretion  ("Additional  Purchased Assets"), so that either (a) with respect to any Margin Deficit  pursuant to clause (i) above,  the cash and aggregate Market
Value of the Purchased Assets,  including any such Additional  Purchased Assets, will thereupon equal or exceed such aggregate  Buyer's MV Margin Amount,  or (b)
with respect to any Margin Deficit  pursuant to clause (ii) above,  the cash and aggregate unpaid principal balance of the Purchased  Assets,  including any such
Additional  Purchased  Assets,  will thereupon  equal or exceed such Buyer's Par
Margin Amount (either such requirement, a "Margin Call").

     b.  Notice  required  pursuant  to  Section  6(a) may be given by any means provided in Section 35 hereof.  Any notice  received  before 11:00 a.m. New York time on a Business Day shall be met, and the related Margin Call  satisfied,  no later than 5:00 p.m. New York time on such Business Day;  notice  received after
11:00 a.m. New York time on a Business Day shall be met, and the related  Margin
Call satisfied,  no later than 5:00 p.m. New York time on the following Business
Day. The failure of Buyer, on any one or more occasions,  to exercise its rights hereunder,  shall not  change or alter the terms and  conditions  to which  this
Agreement  is  subject  or limit  the  right of Buyer to do so at a later  date.
Sellers, each Guarantor and Buyer each agree that a failure or delay by Buyer to exercise its rights hereunder shall not limit or waive Buyer's rights under this
Agreement or

                                       20

otherwise  existing by law or in any way create additional rights for Sellers or any Guarantor.

     c. If the  Sellers  fail to  satisfy a Margin  Deficit in  accordance  with
Section 6(a) and Section 6(b)  hereof,  then Buyer may, in its sole  discretion, satisfy a Margin  Deficit,  by netting the  purchase  price  under any  Existing
Agreement by the amount of such Margin Deficit.  Upon such netting, the purchase price under such  Existing  Agreement  shall be increased on a dollar for dollar basis by the amount of such  Margin  Deficit  regardless  of whether the maximum aggregate  purchase  price had  already  been  reached  under any such  Existing
Agreement.

7.       INCOME PAYMENTS

     Where a  particular  term of a  Transaction  extends over the date on which
Income is paid in respect of any Purchased  Assets subject to that  Transaction, such Income shall be deposited in the  Collection  Account by the related Seller
(or the Servicer on its behalf)  within two (2) Business Days after  collection;
provided,  that Income with respect to dispositions  of REO Properties  shall be deposited in the REO Account by the related  Seller  immediately  upon  receipt.
Buyer  agrees  that  prior to the Buyer  providing  notice to the Bank under the
Collection  Account Control  Agreement,  the related Seller shall be entitled to receive an amount equal to all Income received,  whether by a Guarantor,  Buyer,
Custodian,  Servicer or any servicer or any other Person, which is not otherwise received by such Seller, in respect of the Purchased Assets; provided,  however, that  any  income  received  by or on  behalf  of a  Seller  while  the  related
Transaction is  outstanding  shall be deemed held by such Seller solely in trust for Buyer pending the repurchase on the related Repurchase Date.

8.       SECURITY INTEREST; BUYER DEED

     a. The related Seller and Buyer intend that the  Transactions  hereunder be sales to Buyer of the  Purchased  Assets and not loans from Buyer to the related
Seller secured by the Purchased  Assets.  However,  in order to preserve Buyer's rights  under  this  Agreement  in  the  event  that  a  court  or  other  forum recharacterizes the Transactions  hereunder as other than sales, and as security for the related  Seller's  performance  of all of its  Obligations,  the related
Seller hereby grants Buyer a fully perfected first priority security interest in the  following  property,  whether  now  existing  or  hereafter  acquired:  the
Purchased  Assets,  the related  Records,  the  related  Servicing  Rights,  the contractual  right to  receive  payments,  including  the right to  payments  of principal  and interest and the right to enforce such  payments  arising from or under  any of the  Purchased  Assets,  all  mortgage  guaranties  and  insurance relating to such Purchased Assets (issued by governmental agencies or otherwise)
or the related  Mortgaged  Property and any mortgage  insurance  certificate  or other document  evidencing such mortgage  guaranties or insurance and all claims and  payments  thereunder,  any  purchase  agreements  or  other  agreements  or contracts  relating  to or  constituting  any  or  all  of  the  foregoing,  all
"accounts" as defined in the Uniform Commercial Code relating to or constituting any or all of the  foregoing,  including  the  Collection  Account  and  the REO
Account, and all instruments, chattel paper, securities, investment property and general  intangibles  and other assets  comprising or relating to the foregoing, any  security  account  and all rights to Income and the rights to enforce  such payments arising from any of the foregoing,  all guarantees or other support for the foregoing, and any and all replacements, substitutions, distributions on, or proceeds with respect to, any of the foregoing  (collectively the "Collateral").
Each  Seller  acknowledges  and  agrees  that its  rights  with  respect  to the
Collateral (including without limitation, its security interest in the Purchased
Assets and any

                                       21

other collateral granted to such Seller pursuant to any other agreement) are and shall  continue to be at all times junior and  subordinate  to the rights of the
Buyer hereunder.

         b. Provision of Buyer Deed.

                  i. If any Seller shall acquire, or contemplate the acquisition of, any REO Property or desire to  extinguish  any Mortgage  Note in  connection with the  foreclosure  of the  related  Mortgage  Loan,  a transfer  of the real property  underlying  the Mortgage Note in lieu of foreclosure or other transfer of such real property, such Seller shall cause such real property to be taken by deed,  or by  means  of such  instruments  as is  provided  by the  Governmental
Authority  governing such  acquisition or transfer in the  jurisdiction in which the REO  Property  is  located,  in the  name of the REO  Subsidiary.  Upon  the acquisition  of title to an REO Property by the REO  Subsidiary,  the applicable
Seller will be deemed to make the  representations  and  warranties  hereto with respect to such REO  Property as set forth in  Appendices B and C to the Custody
Agreement.  Sellers shall,  at their sole cost and expense,  take all such other steps as may be necessary in connection with the pledge of all REO Stock.

                  ii. The related Seller shall, with respect to any REO Property to be transferred to the REO Subsidiary and to be subject to a Transaction under this Agreement,  concurrently  with the delivering of title to such REO Property to the REO Subsidiary,  cause the REO Subsidiary to provide the Custodian a duly executed deed or similar  instrument (a "Buyer Deed") in favor of the Buyer,  on such REO Property,  which Buyer Deed shall (A) name the Buyer or its designee as the assignee or beneficiary thereof, and (B) be in recordable form in accordance with  applicable  state law.  The Buyer has the right to record  such Buyer Deed should the Buyer have a good faith  belief that an Event of Default may occur or if an Event of Default has  occurred  and is  continuing.  Such Buyer Deed shall constitute  Collateral  for all  purposes  hereof.  All  costs and  expenses  in connection with the preparation,  execution, delivery and filing or recording of any Buyer Deed,  and any filing or recording  tax or other  charges with respect thereto shall be for the account of the related Seller.

                  iii.  REO Stock as  Intangible.  The parties  acknowledge  and agree that REO Stock  constitutes  "general  intangibles" (as defined in Section
9-102(a)(42)  of  the  Uniform  Commercial  Code);  and  each  Seller  therefore covenants  and  agrees  that  (A) REO  Stock  is not and will not be dealt in or traded on securities exchanges or securities markets, (B) the terms of REO Stock does not and will not provide that they are  securities  governed by the Uniform
Commercial  Code and (C) REO  Stock is not and  will not be  investment  company securities within the meaning of Section 8-103 of the Uniform Commercial Code.

                  iv.  Additional  Interests.  If a Seller shall, as a result of its  interest  in REO Stock,  become  entitled  to receive or shall  receive any certificate evidencing any option rights or any other equity interest in the REO
Subsidiary,  whether in addition to, in substitution for, as a conversion of, or in exchange for such REO Stock,  or otherwise  in respect  thereof,  such Seller shall accept the same as the Buyer's agent, hold the same in trust for the Buyer and deliver the same  forthwith  to the Buyer in the exact form  received,  duly indorsed  by such Seller to the Buyer,  if  required,  together  with an undated transfer power, if required,  covering such  certificate duly executed in blank, to be held by the Buyer  subject to the terms  hereof and applied to the payment of the  Obligations.  Any sums paid  upon or in  respect  of REO Stock  upon the liquidation or dissolution of the REO Subsidiary shall be paid over to the Buyer and applied to the payment of the  Obligations.  If following the occurrence

                                       22

and during the continuation of an Event of Default any sums of money or property so paid or  distributed in respect of REO Stock shall be received by the related
Seller,  such Seller shall, until such money or property is paid or delivered to the Buyer,  hold such money or property in trust for the Buyer  segregated  from other funds of such Seller, as additional security for the Obligations.

                  v. Cash Dividends;  Voting Rights.  Unless an Event of Default
shall have occurred and be continuing, each Seller shall be permitted to receive all cash dividends or other cash  distributions paid in respect of REO Stock and to  exercise  all  voting  and  member  rights  with  respect to such REO Stock;
provided, however, that no vote shall be cast or member right exercised or other action  taken which would  impair such REO Stock or which would be  inconsistent with or result in a violation of any  provision of this  Agreement.  Without the prior consent of the Buyer, no Seller will (i) vote to enable, or take any other action to permit the REO Subsidiary to issue any equity  interests of any nature or to issue any other equity interests convertible into or granting the right to purchase or exchange  for any equity  interests of the REO  Subsidiary,  or (ii)
sell,  assign,  transfer,  exchange or otherwise dispose of, or grant any option with respect to, REO Stock or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with  respect  to, REO Stock,  or any interest  therein,  except for the Lien provided for by this  Agreement,  or
(iv)  enter  into any  agreement  (other  than this  Agreement)  or  undertaking restricting  the right or ability of any Seller to sell,  assign or transfer any of related REO Stock.

9.       CONDITIONS PRECEDENT

         a. As conditions precedent to the initial Transaction, Buyer shall have received on or before the day of such initial Transaction the following, in form and substance satisfactory to Buyer and duly executed by each party thereto:

               i. Agent shall have  received  the Program  Documents,  including collateral documents,  required legal opinions and certificates,  each duly executed and in form and substance reasonably satisfactory to the
          Agent;

               ii. Agent shall be satisfied  that all material  Liens granted to
          Buyer hereunder with respect to the Collateral are valid and perfected liens and have the priorities indicated herein;

               iii. Except as disclosed on Schedule 2 attached hereto, there are no actions, suits, arbitrations,  investigations  (including,  without limitation,  any of the foregoing  which are pending or threatened) or other  legal or  arbitrable  proceedings  affecting  Sellers or any of their  Subsidiaries  or  affecting  any of the Property of any of them before any  Governmental  Authority  which (i) questions or challenges the validity or  enforceability  of the Program Documents or otherwise materially  impairs  the  transactions  contemplated  hereby  or  (ii)
          individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

                                       23

               iv. The Program Documents shall be duly executed and delivered by the parties  thereto  and being in full force and effect,  free of any modification, breach or waiver;

               v. Except as disclosed on Schedule 3 attached hereto, there shall have  been no  Material  Adverse  Change  in the  business,  financial performance,  assets, operations or condition (financial or otherwise)
          of Sellers  and their  subsidiaries,  taken as a whole since March 31,
          2007;

               vi. The Sellers  shall have  delivered to the Agent and the Buyer
          (i) an unaudited  consolidated  balance sheet of NFI dated not earlier than March 31, 2007 prior to the date hereof showing Adjusted Tangible
          Net Worth of not less  than  $517,000,000  (which  may or may not have been  prepared in  accordance  with GAAP),  (ii) an unaudited  summary schedule of estimated  consolidated  financial  results of NFI and its subsidiaries  for the three  months ended March 31, 2007 (which may or may not have  been  prepared  in  accordance  with  GAAP)  and (iii) a certificate  of the Chief  Financial  Officer of NFI certifying to the best  of his  knowledge  as to such  balance  sheet  after  reasonable inquiry and further stating that he is not aware of any information or other  matter  that would  make the  financial  information  set forth therein materially inaccurate or incomplete;

               vii.  There shall not exist any violation of applicable  laws and regulations (including,  without limitation, ERISA, margin regulations and  environmental  laws) which could reasonably be expected to result in a  Material  Adverse  Change,  except as  disclosed  on  Schedule 3 attached hereto;

               viii. The representations  and warranties  contained herein shall be true and correct in all material respects as of the date hereof;

               ix. No event  shall  have  occurred  and be  continuing  or would result from any Existing  Agreement that would  constitute an Event of
          Default or a Default;

               x. Agent shall have  received a certified  copy of each  Seller's and each Guarantor's consents or corporate resolutions, as applicable, approving the Program  Documents and Transactions  thereunder  (either specifically or by general  resolution),  and all documents evidencing other necessary  corporate action or governmental  approvals as may be required in connection with the Program Documents;

               xi. Agent shall have  received an incumbency  certificate  of the secretaries  of each Seller,  each  Guarantor  and the REO  Subsidiary certifying the names,  true signatures and titles of each Seller's and
          each   Guarantor's   representatives   duly   authorized   to  request
          Transactions  hereunder  and to execute the Program  Documents and the other documents to be delivered thereunder;

               xii. Agent shall have received an opinion of each Seller's,  each
          Guarantor's  and  the REO  Subsidiary's  counsel  as to  such  matters
          (including,  without

                                       24

          limitation,  a  corporate  opinion,  a  New  York  law  enforceability opinion,  a security  interest  opinion,  an  investment  company  act opinion, a "repurchase agreement" under federal bankruptcy law opinion with  respect  to all  Purchased  Assets  other  than REO  Stock and a
          "securities  contract"  under  federal  bankruptcy  law  opinion  with respect to all Purchased  Assets) as Buyer may reasonably  request and in form and substance acceptable to Buyer;

               xiii.  A copy  of the  Underwriting  Guidelines  certified  by an officer of NMI;

               xiv. All of the  conditions  precedent in the Guaranty shall have been satisfied; and

               xv. Any other documents reasonably requested by Buyer.

     b. The  obligation of Buyer to enter into each  Transaction  (including the initial  Transaction)  pursuant to this  Agreement  is subject to the  following conditions precedent:

               i. Buyer or its designee shall have received on or before the day of a  Transaction  with  respect  to  such  Purchased  Assets  (unless otherwise  specified in this  Agreement)  the  following,  in form and substance satisfactory to Buyer and (if applicable) duly executed:

                    (A)  Transaction  Notice,  Loan  Schedule and Computer  Tape
               delivered pursuant to Section 4(a);

                    (B) The related Trust Receipt; and

                    (C) such  certificates,  customary  opinions  of  counsel or other  documents as Buyer may reasonably  request,  provided that such opinions of counsel shall not be required in connection with each  Transaction but shall only be required from time to time as deemed necessary by Buyer in its good faith.

               ii. No  Default or Event of Default  shall have  occurred  and be continuing.

               iii. Buyer shall not have reasonably  determined that a change in any requirement of law or in the  interpretation  or administration of any  requirement of law applicable to Buyer has made it unlawful,  and no Governmental Authority shall have asserted that it is unlawful, for
          Buyer to enter into  Transactions  with a Pricing Rate based on LIBOR, unless Seller shall have elected pursuant to Section 15(a) hereof that the Pricing Rate for all Transactions be based upon the Prime Rate.

               iv. All  representations  and warranties in the Program Documents shall be true and correct in all material respects on the date of such
          Transaction  and Sellers and  Guarantors  are in  compliance  with the terms and conditions of the Program Documents.

                                       25

               v.  The  then  aggregate   outstanding  Purchase  Price  for  all
          Purchased  Assets,  when added to the Purchase Price for the requested
          Transaction, shall not exceed the Maximum Aggregate Purchase Price.

               vi. No event or events shall have been  reasonably  determined by
          Buyer to have  occurred and be  continuing  resulting in the effective absence of a whole loan or asset-backed securities market.

               vii.  If  requested,   Buyer  shall  have  received  satisfactory
          information  regarding the hedging strategy,  arrangements and general policy of the Guarantors with respect to hedge instruments.

               viii.  Satisfaction  of any  conditions  precedent to the initial
          Transaction as set forth in clause (a) of this Section 9 that were not satisfied prior to such initial Purchase Date.

               ix. In no event shall the Buyer be  obligated  to enter into more than four  Transactions  per Business  Day  (excluding  any  automatic
          Transaction  pursuant to Section  3(b)) ;  provided,  that the related
          Seller shall give Buyer proper  advance  notification  (to include the receipt of the requisite loan level information) of a Transaction, and
          Buyer will use its best  efforts to enter  into such  Transactions  at
          10:00 a.m.,  12:00 p.m., 2:00 p.m. and 4:00 p.m. New York City time on any Business Day.

               x. The Purchase Price for the requested  Transaction shall not be less than $100,000.

               xi. Buyer shall have determined that all actions necessary or, in the opinion of Buyer, desirable to maintain Buyer's perfected interest in  the  Purchased  Assets  and  other  Collateral  have  been  taken,
          including,   without  limitation,  duly  executed  and  filed  Uniform
          Commercial Code financing statements on Form UCC-1.

               xii.  Buyer shall have received  from the Sellers  payment of the applicable  Facility Fees as set forth in this  Agreement and the Side
          Letter.

               xiii. The Buyer shall not enter into any Transaction with respect
          to  REO  Properties   until  NMI  and  NovaStar  Asset  enter  into  a
          contribution  agreement in form and substance acceptable to the Buyer, and the Buyer  receives the requisite  opinions of counsel  related to such  contribution  agreement as  determined  by the Buyer in its sole discretion.

               xiv. Any other documents reasonably requested by Buyer.

10.  RELEASE OF PURCHASED ASSETS

                                       26

     Upon  timely  payment in full of the  Repurchase  Price or  Purchase  Price
Decrease  amount and all other  Obligations  owing with  respect to a  Purchased
Asset,  if no Default or Event of Default has occurred and is continuing,  Buyer shall,  and shall direct  Custodian to, release such Purchased Asset unless such release would give rise to or perpetuate a Margin  Deficit.  Except as set forth in  Sections  6(a) and 16, the  related  Seller  shall  give at least  three (3)
Business Days' prior written notice to Buyer if such  repurchase  shall occur on other than a Repurchase Date.

     If such a Margin Deficit is  applicable,  Buyer shall notify Sellers of the amount  thereof and Sellers may thereupon  satisfy the Margin Call in the manner specified in Section 6.

11.      RELIANCE

     With respect to any  Transaction,  Buyer may  conclusively  rely upon,  and shall incur no  liability to any Seller or any  Guarantor  in acting  upon,  any request or other communication that Buyer reasonably believes to have been given or made by a  person  authorized  to enter  into a  Transaction  on the  related
Seller's or the related Guarantor's behalf.

12.      REPRESENTATIONS AND WARRANTIES

     Each Seller,  each Guarantor and the REO Subsidiary  hereby  represents and warrants,  and shall on and as of the Purchase Date for any  Transaction  and on
and as of each date thereafter through and including the related Repurchase Date be deemed to represent and warrant, that:

          a. Due Organization and Qualification. Each Seller, each Guarantor and the REO Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction  under whose laws it is organized.  Each
     Seller,  each  Guarantor  and the REO  Subsidiary  is duly  qualified to do business,  is in good  standing and has obtained  all  necessary  licenses, permits, charters, registrations and approvals necessary for the conduct of its business as currently  conducted and the performance of its obligations under the  Program  Documents,  except to the extent  any  failure to be so qualified  and in  good  standing  or to  obtain  such a  license,  permit, charter,  registration or approval will not cause a Material Adverse Effect or impair the enforceability of any Purchased Asset.

          b.  Power and  Authority.  Each  Seller,  each  Guarantor  and the REO
     Subsidiary has all necessary power and authority to conduct its business as currently conducted, to execute,  deliver and perform its obligations under the Program Documents and to consummate the Transactions.

          c. Due Authorization.  The execution,  delivery and performance of the
     Program  Documents by each Seller,  each  Guarantor and the REO  Subsidiary have been duly  authorized by all  necessary  action and do not require any additional  approvals  or consents  or other  action by or any notice to or filing with any Person other than any that have  heretofore  been obtained, given or made.

          d. Noncontravention. Neither the execution and delivery of the Program
     Documents  by such  Person of the  execution  and  delivery  of the Program
     Documents  by any

                                       27

     Seller,  any Guarantor and the REO  Subsidiary or the  consummation  of the
     Transactions and transactions thereunder:

                           i) conflicts with, breaches or violates any provision
                  of any  Seller's,  any  Guarantor's  or the  REO  Subsidiary's
                  charter documents,  bylaws, operating agreement or any similar agreement  or of any  material  agreement  of any Seller,  any
                  Guarantor or the REO Subsidiary or any law, rule,  regulation, order, writ, judgment,  injunction,  decree,  determination or award currently in effect having  applicability to any Seller, any  Guarantor  or the REO  Subsidiary  or  their  properties, except as would not have a Material Adverse Effect;

                           ii) constitutes a material default by any Seller, any
                  Guarantor or the REO  Subsidiary  under any loan or repurchase agreement,  mortgage, indenture or other material agreement or instrument  to which  any  Seller,  any  Guarantor  or the REO
                  Subsidiary is a party or by which it or any of its  properties is or may be bound or affected; or

                           iii)  results in or requires the creation of any lien
                  upon or in  respect of any of the  assets of any  Seller,  any
                  Guarantor or the REO  Subsidiary  except the lien  relating to the Program Documents.

          e.  Legal  Proceeding.  Except as  disclosed  on  Schedule  2 attached hereto,  there is no action,  proceeding or  investigation by or before any court, governmental or administrative agency or arbitrator affecting any of the  Purchased  Assets,  any Seller,  any  Guarantor,  the REO  Subsidiary,
     Servicer  or any of  their  Affiliates,  pending  or  threatened,  which is reasonably  likely  to  be  adversely  determined  and  which,  if  decided adversely, would have a Material Adverse Effect.

          f. Valid and Binding  Obligations.  Each of the Program  Documents  to
     which any Seller, any Guarantor, the REO Subsidiary or Servicer is a party, when  executed  and  delivered  by such  Seller,  such  Guarantor,  the REO
     Subsidiary or Servicer, as applicable, will constitute the legal, valid and binding  obligations  of  such  Seller,  such  Guarantor  or  Servicer,  as applicable,  enforceable  against  such  Seller,  such  Guarantor,  the REO
     Subsidiary or Servicer, as applicable,  in accordance with their respective terms,  except  as  such  enforceability  may  be  limited  by  bankruptcy, insolvency,  reorganization,  moratorium  or other  similar laws  affecting creditors' rights generally and general equitable principles.

          g.  Financial  Statements.  The  financial  statements  and pro  forma balance  sheet of NFI,  copies of which have been  furnished to Buyer,  (i)
     are, as of the dates and for the periods referred to therein,  complete and correct  in all  material  respects,  (ii)  present  fairly  the  financial condition  and  results  of  operations  of NFI as of the dates and for the periods  indicated  and (iii) have been  prepared in  accordance  with GAAP consistently  applied,  except  as noted  therein  (subject  as to  interim statements  to  normal  year-end  adjustments).  Since the date of the most recent financial statements, there has been no Material Adverse Change with respect to NFI except as disclosed on Schedule 3 attached hereto. Except as disclosed  in such  financial  statements,  no  Guarantor is subject to any contingent  liabilities  or  commitments

                                       28

     that,  individually  or in the  aggregate,  have a material  possibility of causing a Material  Adverse  Change with respect to such  Guarantor.  Buyer hereby acknowledges that only the annual and quarterly financial statements are prepared in accordance with GAAP.

          h.  Accuracy of  Information.  None of the  documents  or  information prepared by or on behalf of any Seller,  any Guarantor,  the REO Subsidiary or Servicer and provided by any Seller,  any Guarantor,  the REO Subsidiary or Servicer to Buyer  relating to any Seller's,  any  Guarantor's,  the REO
     Subsidiary's or Servicer's  financial  condition contain any statement of a material fact with respect to any Seller, any Guarantor, the REO Subsidiary or  Servicer  or the  Transactions  that was  untrue or  misleading  in any material  respect  when  made.  Since the most  recent  furnishing  of such documents or information,  there has been no change, nor any development or event  involving a prospective  change known to any Seller,  any Guarantor, the REO Subsidiary or Servicer,  that would render any of such documents or information untrue or misleading in any material respect.

          i. No Consents. No consent,  license,  approval or authorization from,
     or  registration,   filing  or  declaration   with,  any  regulatory  body,
     administrative  agency,  or other  governmental,  instrumentality,  nor any consent,  approval, waiver or notification of any creditor, lessor or other non-governmental  person,  is required in  connection  with the  execution, delivery and performance by any Seller, the REO Subsidiary or any Guarantor
     of this Agreement or the consummation by any Seller,  the REO Subsidiary or any  Guarantor  of any other  Program  Document,  other  than any that have heretofore been obtained, given or made.

          j. Compliance With Law Etc. No practice, procedure or policy employed or  proposed  to be  employed  by any  Seller,  the REO  Subsidiary  or any
     Guarantor in the conduct of its  businesses  violates any law,  regulation, judgment,  agreement,  order or decree applicable to it which, if enforced, would  result in either a  Material  Adverse  Change  with  respect  to any
     Seller, the REO Subsidiary or any Guarantor or a Material Adverse Effect.

          k. Solvency:  Fraudulent  Conveyance.  Each Seller, each Guarantor and the REO  Subsidiary  is solvent and will not be rendered  insolvent  by the
     Transaction  and, after giving effect to such  Transaction,  no Seller,  no
     Guarantor nor the REO Subsidiary  will be left with an  unreasonably  small amount of capital  with  which to engage in its  business.  No  Seller,  no
     Guarantor nor the REO Subsidary  intends to incur, nor believes that it has incurred,  debts  beyond its ability to pay such debts as they  mature.  No
     Seller,   no  Guarantor  nor  the  REO  Subsidary  is   contemplating   the
     commencement  of  insolvency,   bankruptcy,  liquidation  or  consolidation
     proceedings  or the  appointment  of a receiver,  liquidator,  conservator, trustee or similar official in respect of any Seller,  any Guarantor or the
     REO Subsidiary or any of their assets.  The amount of  consideration  being received by the related  Seller  upon the sale of the  Purchased  Assets to
     Buyer constitutes  reasonably  equivalent value and fair  consideration for such Purchased  Assets. No Seller is transferring any Purchased Assets with any intent to hinder, delay or defraud any of its creditors.

          l.  Investment  Company  Act  Compliance.  No Seller is required to be registered  as an  "investment  company"  as defined  under the  Investment
     Company Act nor as an entity

                                       29

     under  the  control  of  an  "investment  company"  as  defined  under  the
     Investment Company Act.

          m. Taxes. Each Seller, each Guarantor and the REO Subsidiary filed all federal and state tax returns  which are  required to be filed and paid all taxes,  including any  assessments  received by it, to the extent that such taxes have  become due (other  than for taxes that are being  contested  in good faith or for which it has established  adequate reserves).  Any taxes, fees and other  governmental  charges payable by any Seller,  any Guarantor and the REO Subsidiary in connection  with a Transaction  and the execution and delivery of the Program Documents have been paid.

          n. Additional  Representations.  With respect to each Purchased Asset, each Seller and each Guarantor,  jointly and severally,  hereby make all of the applicable  representations and warranties set forth in Appendices A, B and C to the Custody  Agreement  as of the date the Asset File is delivered to the Custodian.  Further,  as of each Purchase Date, each Seller and each
     Guarantor shall be deemed to have  represented and warranted in like manner that none of any Seller nor any Guarantor  has any knowledge  that any such representation or warranty may have ceased to be true in a material respect as of such date,  except as otherwise stated in a Transaction  Notice,  and the related Seller, Gurantor or REO Subsidiary shall identify any exception to the  applicable  representation  or warranty  and specify in  reasonable detail the related  knowledge of the applicable  Sellers or Guarantors.  In addition,  each Guarantor agrees to make the representations and warranties set  forth in  Appendices  A, B and C to the  Custody  Agreement  as of the
     "cut-off  date" of the  securitization  or whole  loan sale of the  related
     Loans by any  Seller or Buyer,  following  an Event of  Default;  provided, however,  that to the  extent  that any  Guarantor  has at the time of such securitization  or  whole  loan  sale  actual  knowledge  of any  facts  or circumstances that would render any of such  representations and warranties materially  false,  such  Guarantor  shall have no  obligation to make such materially false representation and warranty.

          o. No Broker. No Seller, no Guarantor nor the REO Subsidiary has dealt with any broker,  investment  banker,  agent,  or other person,  except for
     Buyer,  who may be entitled to any commission or compensation in connection with the sale of Purchased  Assets  pursuant to this  Agreement;  provided, that if any Seller,  any Guarantor or the REO Subsidiary has dealt with any broker,  investment banker,  agent, or other person,  except for Buyer, who may be entitled to any commission or  compensation  in connection  with the sale of Purchased  Assets  pursuant to this  Agreement,  such commission or compensation shall have been paid in full by such Seller, such Guarantor or such REO Subsidary, as applicable.

          p. Corporate Separateness.

                           i) The capital of each Seller, each Guarantor and the
                  REO  Subsidiary  is adequate for the  respective  business and undertakings  of  each  Seller,  each  Guarantor  and  the REO
                  Subsidiary.

                           ii) Other than as provided in this  Agreement and the
                  other Program Documents,  no Seller is engaged in any business transactions with any Guarantor or

                                       30

                  any  of  its  Affiliates  other  than  transactions  in  the ordinary course of its business on an "arms-length" basis.

                           iii) The funds and assets of each  Seller are not and
                  will not be, commingled with the funds of any other Person.

          q.  Hedging.  Each  Seller  has  entered  into the  hedge  instruments pursuant to its customary hedging procedures.

          r. Adequate Capital.  The capital of each Seller and each Guarantor is adequate for the respective  business and  undertakings  of such Seller and such Guarantor.

          s. ERISA. Each Plan to which Sellers or any of their Subsidiaries make direct  contributions,  and, to the knowledge of the related  Seller,  each other Plan is in compliance  in all material  respects  with,  and has been administered  in all material  respects in compliance  with, the applicable provisions  of ERISA,  the Code and any other  applicable  Federal or State law. As of the date hereof and on any date prior to the  Termination  Date, no Plan is a "multiemployer plan" (within the meaning of Section 4001(a)(3)
     of ERISA) or a "defined  benefit plan" (within the meaning of Section 3(35)
     of ERISA).

          t. Compliance with Anti-Money Laundering Laws. Within thirty (30) days following  the issuance of  regulations  pursuant to the USA Patriot Act of
     2001, or any similar federal, state or local anti-money laundering laws and regulations  (collectively,  the "Anti-Money Laundering Laws"), each Seller shall have implemented and shall thereafter maintain to the extent required by law a compliance  program that meets the requirements of such Anti-Money
     Laundering Laws.

     The  representations  and  warranties  set  forth in this  Agreement  shall survive transfer of the Purchased Assets to Buyer and shall continue for so long as the Purchased Assets are subject to this Agreement.

13.      COVENANTS OF SELLERS, GUARANTORS AND REO SUBSIDIARY

     Each Seller, each Guarantor and the REO Subsidiary,  as applicable,  hereby covenants with Buyer as follows:

     a. Defense of Title.  Each Seller,  each  Guarantor and the REO  Subsidiary warrants  and will defend the right,  title and  interest of Buyer in and to all
Collateral against all adverse claims and demands.

     b. No Amendment or Compromise.  Without Buyer's prior written consent, none of Sellers, Guarantors, the REO Subsidary, nor those acting on any Seller's, any
Guarantor's or the REO Subsidiary's  behalf shall amend or modify,  or waive any term or condition of, or settle or compromise  any claim in respect of, any item of the Purchased Assets,  any related rights or any of the Programs,  documents, provided  that  Servicer  may  amend or  modify a Loan or REO  Property  if such amendment or modification does not affect the amount or timing of any payment of principal or

                                       31

interest,  extend its  scheduled  maturity  date,  modify its interest  rate, or constitute a cancellation or discharge of its outstanding  principal balance and does not  materially  and  adversely  affect the  security  afforded by the real property, finishings,  fixtures, or equipment securing the Loan or REO Property;
provided  that the  Servicer  shall be  permitted  to take on any  actions  with respect to REO Properties in accordance with its liquidation guidelines.

     c. No Assignment.  Except as permitted herein, no Seller, nor any Guarantor nor any servicer shall sell, assign,  transfer or otherwise dispose of, or grant any option with respect to, or pledge,  hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to the Program  Documents), any of the Purchased Assets or any interest therein,  provided that this Section shall not  prevent any  transfer  of  Purchased  Assets in  accordance  with the
Program Documents.

     d. Servicing of Loans.  Each Seller and each Guarantor shall cause Servicer to service, or cause to be serviced,  all Loans and REO Properties that are part of the Purchased Assets in accordance with prudent servicing practices,  pending any delivery of such  servicing to Buyer  pursuant to the  Servicing  Agreement, employing  at least  the same  procedures  and  exercising  the same  care  that
Servicer customarily employs in servicing Loans for its own account. The related
Seller shall  notify  servicers of Buyer's  interest  hereunder  and such Seller shall  notify  Buyer of the name and address of all  servicers  of Loans and REO
Properties.  Buyer shall have the right to approve each servicer and the form of all Servicing Agreements or servicing side letter agreements. The related Seller shall cause the servicer to hold or cause to be held all escrow funds  collected with  respect to such Loans in trust  accounts  and shall apply the same for the purposes for which such funds were collected.  Upon Buyer's request, the related
Seller  shall  provide  reasonably  promptly to Buyer a letter  addressed to and agreed to by each  servicer of Loans and REO  Properties,  in form and substance reasonably  satisfactory  to Buyer,  advising  such  servicer of such matters as
Buyer may reasonably request. If any Seller should discover that, for any reason whatsoever, such Seller or any entity responsible to such Seller by contract for managing or servicing  any such Loan or REO Property has failed to perform fully such Seller's  obligations under the Program Documents or any of the obligations of such  entities  with  respect to the  Purchased  Assets,  such  Seller  shall promptly notify Buyer.

     e.  Preservation  of  Collateral:   Collateral  Value.  Each  Seller,  each
Guarantor and the REO Subsidiary  shall do all things  necessary to preserve the
Collateral so that it remains  subject to a first  priority  perfected  security interest hereunder.  Without limiting the foregoing, each Seller, each Guarantor and the REO Subsidiary will comply with all rules, regulations and other laws of any  Governmental  Authority  necessary  to preserve the  Collateral  so that it remains subject to a first priority  perfected security interest  hereunder.  No
Seller  nor any  Guarantor  will allow any  default  for which any Seller or any
Guarantor is responsible to occur under any Collateral or any Program  Documents and each Seller and each Guarantor  shall fully perform or cause to be performed when due all of its obligations under any Collateral or the Program Documents.

     f. Maintenance of Papers,  Records and Files.  Each Seller,  each Guarantor and the REO  Subsidiary  shall  require,  and  Sellers,  the  Guarantors  or the
Servicer of the Purchased  Assets shall build,  maintain and have  available,  a complete file in accordance  with lending  industry custom and practice for each
Purchased Asset. Sellers, the Guarantors or the Servicer of the Purchased assets will

                                       32

maintain  all  such  Records  not in the  possession  of  Custodian  in good and complete  condition in  accordance  with  industry  practices  and preserve them against loss.

                  i) Each Seller and each  Guarantor  shall collect and maintain or cause to be collected  and  maintained  all Records  relating to the
         Purchased  Assets in  accordance  with  industry  custom and  practice, including those maintained  pursuant to the preceding  subsection,  and all  such  Records  shall be in  Custodian's  possession  unless  Buyer otherwise  approves.  No Seller nor any  Guarantor  will allow any such papers,  records or files that are an original or an only copy to leave
         Custodian's   possession,   except  for  individual  items  removed  in
         connection  with  servicing a specific Loan, in which event such Seller or such  Guarantor will obtain or cause to be obtained a receipt from a financially responsible person for any such paper, record or file.

                  ii) For so long as  Buyer  has an  interest  in or lien on any
         Purchased  Asset,  each Seller and each Guarantor will hold or cause to be held all  related  Records in trust for Buyer.  Each  Seller or each
         Guarantor  shall  notify,  or cause to be  notified,  every other party holding any such Records of the interests and liens granted hereby.

                  iii) Upon  reasonable  advance notice from Custodian or Buyer, each Seller and each Guarantor  shall (x) make any and all such Records available to Custodian or Buyer to examine any such Records,  either by its own officers or employees,  or by agents or  contractors,  or both, and make copies of all or any portion thereof,  (y) permit Buyer or its authorized agents to discuss the affairs, finances and accounts of such
         Seller or such Guarantor with its respective  chief  operating  officer and chief  financial  officer and to discuss the affairs,  finances and accounts  of  such  Seller  or  such  Guarantor  with  its  independent certified public accountants.

     g. Financial  Statements:  Accountants'  Reports:  Other Information.  Each
Seller,  each Guarantor and the REO Subsidiary shall keep or cause to be kept in reasonable  detail  books and records of account of its assets and  business and shall clearly  reflect therein the transfer of Purchased  Assets to Buyer.  Each
Seller and NFI shall furnish or cause to be furnished to Buyer the following:

               i.  Financial  Statements.  (w) As soon as  available  and in any event  within  90  days  after  the  end  of  each  fiscal  year,  the consolidated  and  consolidating,  audited balance sheets of NFI as of the  end of  each  fiscal  year of  NFI,  and  the  audited  financial statements  of income and  changes in equity of NFI,  and the  audited statement of cash flows of NFI,  for such fiscal year,  (x) as soon as available  and in any  event  within  45  days  after  the end of each quarter, the consolidated and consolidating,  unaudited balance sheets of NFI as of the end of each  quarter,  and  the  unaudited  financial statements  of income and  changes in equity of NFI and the  unaudited statement of cash flows of NFI for the portion of the fiscal year then ended,  (y)  within  30 days  after  the end of  each  month,  monthly consolidated and  consolidating  and unaudited  statements  (excluding cash flow  statements)  and balance  sheets as provided in clause (x), and (z) within 10 days after the end of each month, NFI's monthly cash activity report, the items in clauses (w) and (x) having been

                                       33

          prepared  in  accordance  with GAAP  (subject,  in the case of interim statements,  to normal  year-end  adjustments)  and certified by NFI's treasurer.

               ii. Asset Data. Monthly reports in form and scope satisfactory to
          Buyer,  setting forth data regarding the  performance of the Purchased
          Assets for the immediately preceding month, and such other information as Buyer may reasonably request,  including,  without limitation,  any other  information  regarding the Purchased Assets requested by Buyer, the  performance  of any loans serviced by or on behalf of NMI and any
          other  financial   information  regarding  the  Guarantors  reasonably
          requested by Buyer.

               iii.  Monthly  Servicing  Diskettes.  On  or  before  the  second
          Business  Day prior to each  Repurchase  Date,  or any  other  time at
          Buyer's  request,  a  Computer  Tape  or  a  diskette  (or  any  other electronic transmission acceptable to Buyer) in a format acceptable to
          Buyer containing such information with respect to the Purchased Assets as Buyer may reasonably request upon reasonable prior notice.

               iv. Monthly Certification.  Each Seller shall execute and deliver a  monthly  certification  substantially  in the form of  Exhibit  A-1
          attached   hereto  and  NFI  shall   execute  and  deliver  a  monthly
          certification substantially in the form of Exhibit A-2 attached hereto within thirty (30) days following the end of each month.

     h. Notice of Material  Events.  Each  Seller,  each  Guarantor  and the REO
Subsidiary shall promptly inform Buyer in writing of any of the following:

               i. any  Default,  Event of  Default  or  default or breach by any
          Seller,  any  Guarantor and the REO  Subsidiary of any other  material obligation under any Program Document,  or the occurrence or existence of any  event or  circumstance  that  such  Seller  or such  Guarantor reasonably  expects  will with the  passage of time  become a Default,
          Event of  Default  or such a default  or  breach by any  Seller or any
          Guarantor;

               ii. any material change in the insurance coverage required of any
          Seller,  any  Guarantor  and the REO  Subsidiary  or any other  Person pursuant  to any  Program  Document,  with  copy of  evidence  of same attached;

               iii. any material dispute, litigation, investigation,  proceeding or suspension between any Seller, any Guarantor and the REO Subsidiary on the one hand, and any Governmental Authority or any other Person;

               iv. any  material  change in  accounting  policies  or  financial
          reporting  practices  of  any  Seller,  any  Guarantor,   or  the  REO
          Subsidiary;

               v.  the  occurrence  of any  material  employment  dispute  and a description of the strategy for resolving it; and

                                       34

               vi. any event,  circumstance  or condition that has resulted,  or has a  reasonable  possibility  of  resulting,  in  either a  Material
          Adverse  Change with respect to any Seller,  any  Guarantor or the REO
          Subsidiary or a Material Adverse Effect.

     i.  Maintenance  of Licenses.  Except as would not be reasonably  likely to have a Material  Adverse  Effect,  (i) each Seller,  each  Guarantor and the REO
Subsidiary  shall maintain,  all material  licenses,  permits or other approvals necessary  for each Seller and each  Guarantor  to conduct its  business  and to perform its obligations  under the Program  Documents,  and (ii) each Seller and each Guarantor shall conduct its business in accordance with applicable law.

     j. No  Withholdings  for Taxes.  Any  payments  made by any Seller to Buyer shall be free and clear of, and without deduction or withholding for, any taxes;
provided,  however,  that if such  Seller  shall be required by law to deduct or withhold  any taxes from any sums  payable to Buyer,  then such Seller shall (A)
make such  deductions  or  withholdings  and pay such  amounts  to the  relevant authority in accordance with applicable law, (B) pay to Buyer the sum that would have been payable had such  deduction or  withholding  not been made, and (C) at the time the Price  Differential is paid, pay to Buyer all additional amounts as specified by Buyer to preserve the after-tax  yield Buyer would have received if such tax had not been  imposed.  This  provision  does not apply to income taxes payable by Buyer on its taxable income.

     k. Change in Nature of Business. Neither any Seller nor any Guarantor shall enter into any new material lines of business except those currently  engaged in as of the date hereof.

     l. Limitation on Distributions.  If an Event of Default has occurred and is occurring,  no Seller nor any Guarantor shall pay any dividends or distributions with respect to any capital stock or other equity interests in any Seller or any
Guarantor  (except any dividends or  distributions  required by law in order for such party to maintain its status as a real estate  investment  trust),  whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly,  whether in cash or property or in obligations of any Seller or any  Guarantor,  except with  respect to  transfers in the form of inter-company loans made in the ordinary course of business.

     m.  Merger  of  Guarantor.  No  Guarantor  shall at any time,  directly  or indirectly, without Buyer's prior consent (i) liquidate or dissolve or (ii) form or enter into any  partnership,  joint venture,  syndicate or other  combination which would have a Material Adverse Effect.

     n.  Insurance.   Each  Seller  will  obtain  and  maintain  insurance  with responsible  companies in such amounts and against such risks as are customarily carried by business entities engaged in similar businesses  similarly  situated, and will furnish Buyer on request full information as to all such insurance, and provide within (15) days after receipt of such request the certificates or other documents evidencing renewal of each such policy.

     o. Affiliate Transactions. Neither any Seller nor any Guarantor will at any time,  directly or indirectly,  sell,  lease or otherwise  transfer any material property  or assets to, or  otherwise  acquire any  material  property or assets from,  or  otherwise  engage in any  material  transactions  with,  any of their
Non-Seller  Affiliates  unless the terms  thereof are no less  favorable  to the related  Seller or such

                                       35

Guarantor, as applicable,  than those that could be obtained at the time of such transaction  in an  arm's  length  transaction  with  a  Person  who  is  not an
Affiliate.

     p. Change of Fiscal Year.  Neither any Seller nor any Guarantor will at any time, directly or indirectly, except upon thirty (30) days' prior written notice to Buyer,  change the date on which the  related  Seller's  or such  Guarantor's fiscal year begins from the related Seller's or such Guarantor's  current fiscal year beginning date.

     q. Delivery of Servicing  Rights.  With respect to the Servicing  Rights of each Loan,  Sellers and Guarantors  shall deliver such  Servicing  Rights to the designee of Buyer, within 75 days of a Purchase Date, unless otherwise stated in writing by Buyer; provided that on each Repurchase Date that is subject to a new
Transaction,   such  delivery  requirement  is  deemed  restated  for  such  new
Transaction (and the immediately  preceding delivery requirement is deemed to be rescinded) in the absence of  directions  to the contrary from Buyer,  and a new
75-day period is deemed to commence as of such Repurchase Date. The Sellers' and
Guarantors'  transfer of the  Servicing  Rights under this  Section  shall be in accordance with customary standards in the industry.  Buyer shall have the right
to  immediately   transfer  the  Servicing   Rights,   if  as  of  any  date  of
determination, the Adjusted Tangible Net Worth of NFI is less than $542,000,000;
provided  however,  that the Adjusted Tangible Net Worth shall be reduced by the amount of the 2006 Dividend.

     r. Underwriting Guidelines. NMI shall not permit any material modifications to be made to the Underwriting Guidelines without prior notice to the Buyer.

     s. Facility  Fees.  Buyer shall be paid the following fees by wire transfer of  immediately  available  funds  without  deduction,  set-off or  counterclaim pursuant to the terms and conditions set forth herein and in the Side Letter:

                  i.  Structuring  Fee. Prior to the Effective Date, the Sellers
shall have paid the Structuring Fee to the Buyer.

                  ii.  Repayment  Fee.  Upon  termination  of the Facility on or prior to the  Termination  Date in  accordance  with Section 27 herein,  Sellers shall pay to Buyer an amount equal to (i) the  Repurchase  Price,  plus (ii) the
Repayment Fee, minus (iii) the sum of all Early Repayment Fees, if any.

                  iii.  Early  Repayment  Fee. For any asset  repurchased by any
Seller prior to such asset's related  Repurchase Date, such Seller shall pay the applicable  Early  Repayment Fee to Buyer;  provided,  that the sum of all Early
Repayment  Fees shall not exceed the  Repayment  Fee and  payments  of any Early
Repayment Fees shall reduce the Repayment Fee owed.

                  iv.  Default Fee.  Upon the  occurrence  of either an Event of
Default or a Default has  occurred or is  continuing  the Sellers  shall pay the
Default Fee to Buyer.

                  v. Change in Control Fee.  Upon the  occurrence of a Change in
Control,  Buyer shall have the right,  at its option  within ninety (90) days of such Change in Control, to terminate the

                                       36

Facility  and  require  the  Sellers  to pay  Buyer an  amount  equal to (i) the
Repurchase Price, plus (ii) the Change in Control Fee.

     t. Excluded Subsidiaries.  No material change in the nature of the business including without limitation,  capitalization or change in significant investors shall occur for any  Subsidiaries  listed on Exhibit B, without thirty (30) days prior written notice to the Buyer.

     u.  Maintenance of Liquidity.  At all times NFI, on a  consolidated  basis, shall maintain Liquidity in an amount of not less than $30,000,000. In the event that NFI's  Liquidity  falls below  $45,000,000 at any time or NFI's  management believes such event is reasonably  likely,  Sellers shall provide notice of such event or likelihood of event to the Agent.

     v. Maintenance of Adjusted  Tangible Net Worth.  The Adjusted  Tangible Net
Worth of NFI at any time shall be greater than  $517,000,000,  provided  however that such amount shall be reduced by the amount of the 2006 Dividend.

     w. Margin  Calls.  If at any time after the date  hereof  Sellers or any of their  Affiliates  receive  margin  calls  under  any  repurchase  or  financing facilities in excess of $5,000,000 in the aggregate, Seller shall provide notice to Buyer and Buyer  shall  cause the  related  Seller to  repurchase  the assets subject to such margin calls and include such assets under this Agreement or the
Existing  Agreements   (provided  there  is  additional  capacity)  on  mutually
acceptable terms to Buyer and Sellers.

     x. Payment of Dividends.  No Guarantor,  Seller or Subsidiary of any of the
foregoing  shall pay dividends  (other than dividends paid in stock) without the prior consent of Buyer,  exclusive of (i) dividends paid, directly or indirectly through one or more other  Subsidiaries,  to a Seller or to a Guarantor and (ii)
subject to the further provisions of this clause (x), NFI's 2006 Dividend to its shareholders  and  (iii)  dividends  paid on NFI's  8.90%  Series  C  Cumulative
Redeemable Preferred Stock and dividends paid on the Trust Preferred Securities;
provided that after giving  effect to the payment of the dividends  described in this clause (iii),  NFI will have at least  $30,000,000  of Liquidity;  provided that,  notwithstanding  the  generality of the  foregoing,  after payment of the above,  NFI shall be in  compliance  with all  representations,  warranties  and covenants set forth in the Existing Agreements.  No dividend other than the 2006
Dividend,  to the extent  permitted  by this clause  (x),  shall be paid in cash without the prior consent of Buyer.

     As of the date  hereof,  NFI's best  estimate of the maximum  amount of the
2006 Dividend is $175,000,000.

     Buyer  acknowledges that the 2006 Dividend must be paid in order for NFI to continue to maintain its status as a REIT, and that such dividend may be paid in cash or Dividend  Securities.  Buyer further  acknowledges  that U.S. income tax laws require that any Dividend  Securities  be valued at their fair market value at the time of issuance (which, in the case of debt-like securities, may be less than the face amount  thereof) for purposes of determining  compliance  with the
REIT distribution test.

                                       37

     Unless Buyer  otherwise  consents,  the 2006 Dividend  shall be paid in the form of Dividend Securities, provided that if, in the joint determination of NFI and Buyer, either excess cash is available or it is financially  impractical for
NFI to satisfy the  requirement  to pay the 2006  Dividend  entirely by means of
Dividend  Securities,  then all or a portion of the 2006 Dividend may be paid in cash,  provided  further that (i) Buyer will permit all or a portion of the 2006
Dividend to be paid in cash if, following payment in cash of such 2006 Dividend,
NFI's Liquidity shall be greater than $125,000,000 and (ii) NFI will neither pay nor declare the 2006 Dividend  earlier than fifteen (15) days before  payment or declaration of such dividend is required by applicable law.

     NFI may issue Dividend  Securities,  provided that,  after giving effect to such issuance,  NFI shall be in compliance with all representations,  warranties and covenants set forth in the Existing Agreements.

     y.  Special  Purpose  Entity.  The  applicable  Seller  shall cause the REO
Subsidiary to be a Special Purpose Entity that shall (a) own no assets, and will not engage in any business, other than the assets and transactions  specifically contemplated  by the  Program  Documents;  (b) not  incur  any  Indebtedness  or obligation,  secured or  unsecured,  direct or indirect,  absolute or contingent
(including  Guaranteeing  any  obligation),  other than  pursuant to the Program
Documents;  (c) not make any loans or advances to any third party, and shall not acquire obligations or securities of any Seller's Affiliates;  (d) pay its debts and  liabilities  (including,  as  applicable,  shared  personnel  and  overhead expenses)  only from its own  assets;  (e)  comply  with the  provisions  of its organizational  documents; (f) do all things necessary to observe organizational formalities  and to  preserve  its  existence,  and will not  amend,  modify  or otherwise  change its  organizational  documents,  or suffer same to be amended, modified or otherwise  changed,  without the Buyer's prior written consent which shall not be  unreasonably  withheld;  (g) maintain  all of its books,  records, financial  statements and bank accounts  separate from those of its  Affiliates;
(h) be,  and at all times  hold  itself  out to the  public  as, a legal  entity separate and distinct from any other entity  (including  any  Affiliate),  shall correct any known  misunderstanding  regarding its status as a separate  entity, shall conduct  business in its own name, shall not identify itself or any of its
Affiliates  as a division or part of the other and shall  maintain and utilize a separate telephone number and separate stationery; (i) maintain adequate capital for the normal obligations  reasonably foreseeable in a business of its size and character and in light of its contemplated  business operations;  (j) not engage in or suffer  any  Change in  Control,  dissolution,  winding  up,  liquidation, consolidation  or merger  in whole or in part;  (k) not  commingle  its funds or other assets with those of any Affiliate or any other  Person;  (l) maintain its assets in such a manner that it will not be costly or  difficult  to  segregate, ascertain or identify its  individual  assets from those of any Affiliate or any other Person; (m) not institute against, or join any other Person in instituting against the REO Subsidiary,  any insolvency or similar  proceeding  hereunder or seek to  substantially  consolidate  the REO  Subsidiary in connection  with any insolvency  proceeding with respect to the related  Seller;  (n) comply with the provisions of its organizational documents; and (o) and will not hold itself out to be responsible for the debts or obligations of any other Person.

     z.  Delivery  of REO  Stock.  Simultaneously  with  the  delivery  of  this
Agreement,  NMI will  deliver  to the Buyer  all  instruments  and  certificates representing the REO Stock. Such instruments and certificates represents 100% of the equity interest in the REO Subsidiary,  including  without  limitation,  any options, warrants or any other equity interest.

                                       38

14. REPURCHASE DATE PAYMENTS/COLLECTIONS

     On each  Repurchase  Date, the related Seller shall remit or shall cause to be remitted to Buyer the Repurchase Price.

15.      CHANGE OF LAW

     a. Upon  discovery by any Seller,  any Guarantor or the REO Subsidiary of a
breach of any of the representations and warranties set forth in Appendices A, B or C to the Custody Agreement, as applicable, such Seller, such Guarantor or the
REO Subsidiary shall give prompt written notice thereof to Buyer.  Upon any such discovery by Buyer,  Buyer will notify the related Seller, the related Guarantor or the REO Subsidiary.  It is understood and agreed that the representations and warranties  set forth in  Appendices A, B and C to the Custody  Agreement  shall survive  delivery of the respective Asset Files to the Custodian and shall inure to the  benefit  of Buyer.  The fact that Buyer has  conducted  or has failed to conduct any partial or complete due diligence  investigation  in connection with its purchase of any  Purchased  Asset shall not affect  Buyer's  right to demand repurchase as provided under this Agreement. The Guarantors shall within two (2)
Business  Days  of the  earlier  of the  Guarantors'  discovery  or  Guarantors'
receiving  notice,  with respect to any Purchased  Asset, of (i) any breach of a representation  or warranty  contained  in  Appendices  A, B or C to the Custody
Agreement  or (ii) any  failure  to  deliver  any of the  items  required  to be delivered as part of the Asset File within the time period required for delivery pursuant to the Custody Agreement, promptly cure such breach or delivery failure in all material  respects.  If within two (2) Business Days after the earlier of
Guarantors'  discovery  of  such  breach  or  delivery  failure  or  Guarantors'
receiving  notice thereof such breach or delivery  failure has not been remedied
by  a  Guarantor,   the  Guarantors  shall  promptly  upon  receipt  of  written instructions  from Buyer, at Buyer's option,  either (i) purchase such Purchased
Asset at a purchase  price equal to the  Repurchase  Price with  respect to such
Purchased  Asset by wire transfer to the account  designated  by Buyer,  or (ii)
transfer  comparable  Substitute  Assets to Buyer,  as  provided  in  Section 16 hereof.

     b. If Buyer  determines  that the  introduction  of,  any change in, or the interpretation  or administration of any requirement of law has made it unlawful or commercially  impracticable to engage in any Transactions with a Pricing Rate based on LIBOR, then the related Seller (i) shall, upon its receipt of notice of such fact and demand from Buyer,  repurchase the Purchased Assets subject to the
Transaction  on the next  succeeding  Business Day and, at the related  Seller's election,  concurrently  enter into a new Transaction  with Buyer with a Pricing
Rate based on the Prime  Rate plus the  margin  set forth in the Side  Letter as part of the Pricing Rate and (ii) may elect, by giving notice to Buyer, that all new  Transactions  shall have  Pricing  Rates  based on the Prime Rate plus such margin.

     c. If Buyer  determines  in its sole  discretion  that  any  Change  in Law regarding capital requirements has or would have the effect of reducing the rate of return on Buyer's  capital or on the capital of any  Affiliate  of Buyer as a consequence of such Change in Law on this Agreement,  then from time to time the related Seller will compensate Buyer or Buyer's  Affiliate,  as applicable,  for such reduced rate of return  suffered as a consequence  of such Change in Law on terms  similar  to  those  imposed  by  Buyer on its  other  similarly  affected customers.  Buyer shall provide the related

                                       39

Seller with  prompt  notice as to any Change in Law.  Notwithstanding  any other provisions  in this  Agreement,  in the  event of any such  Change  in Law,  the
related  Seller  will  have  the  right  to  terminate  all  Transactions   then
outstanding  without any prepayment penalty as of a date selected by the related
Seller,  which date shall be prior to the then  applicable  Repurchase  Date and which  date  shall  thereafter  for all  purposes  hereof  be  deemed  to be the
Repurchase  Date.  Nothing in this  Section 15 shall be deemed to limit  Buyer's ability to invoke a Margin Call pursuant to Section 6.

16.      SUBSTITUTION

     a. The related Seller may, subject to agreement with and acceptance by
Buyer, substitute other assets which are substantially the same as the Purchased
Assets (the "Substitute  Assets") for any Purchased  Assets.  Such  substitution shall be made by transfer to Buyer of such other Substitute  Assets and transfer to the  related  Seller  of  such  Purchased  Assets.  After  substitution,  the
Substitute Assets shall be deemed to be Purchased Assets.

     b. In the case of any  Transaction  for which the Repurchase  Date is other than the Business Day  immediately  following the Purchase Date and with respect to which the  related  Seller  does not have any  existing  right to  Substitute
Assets  for the  Purchased  Assets,  the  related  Seller  shall have the right, subject to the  proviso to this  sentence,  upon notice to Buyer,  which  notice shall  be  given  at or prior to 10 a.m.  (New  York  City  time) on the  second preceding Business Day, to Substitute Assets for any Purchased Assets; provided, however,  that Buyer may elect,  by the close of  business on the  Business  Day following  which such notice is received,  or by the close of the next  Business
Day if notice is given  after 10 a.m.  (New York City time) on such day,  not to accept such  substitution.  In the event such substitution is accepted by Buyer, such  substitution  shall be made by the related  Seller's  transfer to Buyer of such  Substitute  Assets and  Buyer's  transfer  to the  related  Seller of such
Purchased Assets,  and after such  substitution,  the Substitute Assets shall be deemed to be  Purchased  Assets.  In the event  Buyer  elects not to accept such substitution,  Buyer shall offer the related  Seller the right to terminate  the
Transaction.

     c. In the event the related  Seller  exercises  its right to  substitute or terminate under  subsection (b), the related Seller shall be obligated to pay to
Buyer,  by the close of the Business Day of such  substitution,  as the case may be,  an  amount  equal to (A)  Buyer's  actual  cost in bona  fide  third  party transactions (including all fees, expenses and commissions) of (i) entering into replacement transactions;  (ii) entering into or terminating hedge transactions;
and/or  (iii)  terminating  transactions  or  substituting  securities  in  like transactions  with  third  parties  in  connection  with or as a result  of such substitution or termination, and (B) to the extent Buyer determines not to enter into  replacement  transactions,  the Breakage  Costs incurred by Buyer directly arising or resulting  from such  substitution  or  termination.  Nothing in this
Section  16 shall be deemed to limit  Buyer's  ability  to invoke a Margin  Call pursuant to Section 6.

                                       40

17.      REPURCHASE TRANSACTIONS

     Buyer may, in its sole election, engage in repurchase transactions with the
Purchased Assets or otherwise pledge, hypothecate, assign, transfer or otherwise convey the Purchased Assets with a counterparty of Buyer's choice,  in all cases subject  to  Buyer's  obligation  to  reconvey  the  Purchased  Assets  (and not substitutes  therefor) on the  Repurchase  Date. In the event Buyer engages in a repurchase  transaction with any of the Purchased Assets or otherwise pledges or hypothecates any of the Purchased  Assets,  Buyer shall have the right to assign to Buyer's  counterparty any of the applicable  representations or warranties in
Appendices  A, B and C to the  Custody  Agreement  and the  remedies  for breach thereof,  as they  relate  to the  Purchased  Assets  that are  subject  to such repurchase transaction.

18.      EVENTS OF DEFAULT

     With respect to any  Transactions  covered by or related to this Agreement, the  occurrence  of any of the  following  events shall  constitute an "Event of
Default":

     a. any  Seller  fails to  transfer  the  Purchased  Assets  to Buyer on the applicable  Purchase  Date  (provided  Buyer has tendered  the related  Purchase
Price);

     b. any  Seller  either  fails to  repurchase  the  Purchased  Assets on the applicable Repurchase Date or fails to perform its obligations under Section 6;

     c. any Seller, any Guarantor or Servicer shall fail to perform,  observe or comply with any other  material  term,  covenant or  agreement  contained in the
Program  Documents  (other than Appendices A, B and C to the Custody  Agreement)
and such failure is not cured within the time period  expressly  provided or, if no such cure period is provided,  within two (2) Business Days of the earlier of
(i) such  party's  receipt of written  notice  from Buyer or  Custodian  of such breach or (ii) the date on which such party  obtains  notice or knowledge of the facts giving rise to such breach;

     d. any  representation  or warranty made by a Seller or a Guarantor (or any of such Seller's or such  Guarantor's  officers) in the Program  Documents or in
any  other  document   delivered  in  connection   therewith   (other  than  the
representations or warranties in Appendices A, B and C to the Custody Agreement)
shall  have  been  incorrect  or  untrue in any  material  respect  when made or repeated or to have been made or repeated if such inaccuracy  would constitute a
Material Adverse Change with respect to any Seller or Guarantor,  except for the representations  and  warranties  set forth in Section 12(n) and Appendices A, B and C to the Custody Agreement with respect to the Purchased Assets, which shall be considered  solely for determining  whether such assets  constitute  Eligible
Assets and the Market Value thereof;

     e. any Seller,  any  Guarantor,  or any of any Seller's or any  Guarantor's
Subsidiaries  shall fail to pay any of any  Seller's,  such  Guarantor's  or any
Seller's or such  Guarantor's  Subsidiaries'  Indebtedness,  or any  interest or premium thereon when due (whether by scheduled maturity, requirement prepayment, acceleration,  demand or otherwise),  or shall fail to make any payment when due under  any  Seller's,  such  Guarantor's  or any  Seller's  or such  Guarantor's
Subsidiaries' Guarantee of another person's Indebtedness for borrowed money, and such  failure  shall  entitle  any  related  counterparty  to  declare  any such
Indebtedness  or  Guarantee  to be due and  payable,  or  required to be

                                       41

prepaid (other than by a regularly scheduled required prepayment),  prior to the stated  maturity  thereof  provided that such  Indebtedness  is in excess of (i)
$5,000,000  with  respect to NFI and (ii)  $1,000,000  with respect to all other parties  referenced in this  subsection (e) and such failure is not cured within two (2) Business Days;

     f. a custodian, receiver, conservator, liquidator, trustee, sequestrator or similar  official  for any  Seller,  a  Guarantor  or any of any  Seller's  or a
Guarantor's  Subsidiaries,  or of any of any Seller's,  a  Guarantor's  or their respective Property (as a debtor or creditor protection procedure), is appointed or takes  possession of such property;  or any Seller, a Guarantor or any of any
Seller's or a Guarantor's Subsidiaries generally fails to pay any Seller's, such
Guarantor's  or any  Seller's or such  Guarantor's  Subsidiaries'  debts as they become due; or any Seller,  a Guarantor or any of any Seller's or a  Guarantor's
Subsidiaries  is  adjudicated  bankrupt or insolvent;  or an order for relief is entered  under  the  Federal  Bankruptcy  Code,  or  any  successor  or  similar applicable statute, or any administrative insolvency scheme, against any Seller, a Guarantor or any of any Seller's or a Guarantor's Subsidiaries;  or any of any
Seller's, Guarantor's or any Seller's or a Guarantor's Subsidiaries' Property is
sequestered by court or administrative order; or a petition is filed against any
Seller, a Guarantor or any of any Seller's or a Guarantor's  Subsidiaries  under any bankruptcy,  reorganization,  arrangement, insolvency, readjustment of debt, dissolution,  moratorium,  delinquency or liquidation  law of any  jurisdiction, whether now or subsequently in effect;

     g.  any  Seller,  a  Guarantor  or  any of any  Seller's  or a  Guarantor's
Subsidiaries  files a voluntary  petition in  bankruptcy  seeks relief under any
provision   of  any   bankruptcy,   reorganization,   moratorium,   delinquency,
arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any  jurisdiction  whether  now or  subsequently  in effect;  or consents to the filing  of any  petition  against  it under  any such law;  or  consents  to the appointment  of or taking  possession  by a  custodian,  receiver,  conservator, trustee,  liquidator,  sequestrator  or similar  official  for any  Seller,  any
Guarantor or any of any Seller's or any Guarantor's  Subsidiaries,  or of all or
any part of any Seller's,  any  Guarantor's  or any Seller's or any  Guarantor's
Subsidiaries'  Property;  or makes an assignment  for the benefit of any Seller, any Guarantor or any Seller's or any Guarantor's Subsidiaries' creditors;

     h. any final,  nonappealable  judgment or order for the payment of money in excess of (i) $5,000,000 with respect to NFI and (ii) $1,000,000 with respect to all other parties  referenced in this  subsection  (h), in the aggregate (to the extent  that it is, in the  reasonable  determination  of Buyer,  uninsured  and provided that any insurance or other credit posted in connection  with an appeal shall not be deemed  insurance for these purposes) shall be rendered against any
Seller,  any  Guarantor  or any of Sellers' or any  Guarantor's  Affiliates  and
Subsidiaries  by one or more  courts,  administrative  tribunals or other bodies having  jurisdiction  over  them  and  the  same  shall  not be  discharged  (or provisions shall not be made for such  discharge),  satisfied,  or bonded,  or a stay of execution thereof shall not be procured, within sixty (60) days from the date of entry  thereof and any Seller,  any  Guarantor or any of Sellers' or any
Guarantor's Affiliates and Subsidiaries,  as applicable,  shall not, within said period of sixty (60) days,  appeal therefrom and cause the execution  thereof to be stayed during such appeal;

     i. any  Governmental  Authority or any person,  agency or entity  acting or purporting to act under  governmental  authority  shall have taken any action to condemn,  seize or  appropriate,  or to assume custody or control of, all or any substantial  part of the  Property of any Seller,  any  Guarantor  or any of any
Seller's  or any  Guarantor's  Subsidiaries,  or shall  have taken any action to displace the

                                       42

management  of  any  Seller,  any  Guarantor  or  any  of  any  Seller's  or any
Guarantor's  Subsidiaries or to materially  curtail its authority in the conduct of the  business  of any Seller,  any  Guarantor  or any of any  Seller's or any
Guarantor's  Subsidiaries,  or takes any action in the nature of  enforcement to remove or materially limit or restrict the approval of any Seller, any Guarantor or any of any Seller's or any Guarantor's  Subsidiaries as an issuer, buyer or a seller/servicer of the Purchased Assets or similar securities backed thereby;

     j. any Seller,  any  Guarantor  or any of any  Seller's or any  Guarantor's
Subsidiaries  shall default  under,  or fail to perform as requested  under,  or shall  otherwise  breach the  material  terms of any  instrument,  agreement  or contract  relating to  Indebtedness,  and such default,  failure or breach shall entitle any counterparty to declare an amount of such  Indebtedness in excess of
(i) $5,000,000  with respect to any NFI and (ii)  $1,000,000 with respect to all other parties  referenced in this subsection (j), to be due and payable prior to the maturity thereof;

     k. in the  reasonable  good faith  judgment of Buyer any  Material  Adverse
Change shall have occurred  with respect to the  financial  condition of NFI and its Subsidiaries taken as a whole;

     l. any Seller or any Guarantor  shall admit in writing its inability to, or intention  not to,  perform any of any Seller's or such  Guarantor's  respective material Obligations;

     m. any Seller or any Guarantor dissolves or sells,  transfers, or otherwise disposes  of a  material  portion  of  any  Seller's  or  such  Guarantor's  (as applicable)  business or assets  (other than  pursuant  to a  securitization  or similar  transaction in the ordinary course of business)  unless Buyer's written consent is given;

     n. this  Agreement  shall  for any  reason  cease to create a valid,  first priority security  interest or ownership  interest upon transfer in any material portion of the Purchased Assets or Collateral purported to be covered hereby;

     o.  either  any  Seller's  or  any  Guarantor's  audited  annual  financial statements or the notes thereto or other opinions or conclusions  stated therein shall be  qualified  or limited by reference to the status of any Seller or such
Guarantor as a "going concern" or a reference of similar import;

     p. the ratio of NFI's Adjusted  Tangible Net Worth to Required  Equity on a
consolidated basis at any date is less than 1.0:1.0;

     q. the Adjusted Tangible Net Worth of NFI, on a consolidated basis, is less than or equal to  $517,000,000  at any time,  provided that such amount shall be reduced by the amount of the 2006 Dividend;

     r. any failure of NFI, on a consolidated basis, to maintain Liquidity of at least  $30,000,000  at any time or  failure  of NFI to notify the Agent if NFI's
Liquidity falls below $45,000,000 at any time;

     s. any  failure  by Sellers or  Guarantors  to pay any Price  Differential,
Margin  Deficit or other  amount  payable  under this  Agreement  or any similar amounts  payable  under  the  Existing  Agreements  after any  applicable  grace periods;

                                       43

     t. any event of default under the Existing Agreements;

     u. any Person shall engage in any "prohibited  transaction"  (as defined in
Section  406 of ERISA or Section  4975 of the Code)  involving  any Plan,  which could reasonably be expected to have a Material Adverse Effect;

     v.  failure  of the  Sellers to provide  same day  notification  as soon as practicable  to Buyer of any  margin  call  under any  repurchase  or  financing facility; or

     w.  failure to allow Buyer to exercise  its options as set forth in Section
13(w) hereof with respect to any margin calls under any  repurchase or financing facility which exceeds $5,000,000 in the aggregate.

19. REMEDIES

     Upon the  occurrence of an Event of Default,  Buyer,  at its option,  shall have any or all of the following rights and remedies,  which may be exercised by
Buyer in good faith:

          a. The Repurchase Date for each Transaction  hereunder shall be deemed immediately to occur.

          b. The Sellers'  obligations  hereunder to  repurchase  all  Purchased
     Assets at the  Repurchase  Price  therefor on the  Repurchase  Date in such
     Transactions shall thereupon become immediately due and payable; all Income paid after such exercise or deemed  exercise shall be retained by Buyer and applied to the aggregate  Repurchase  Prices and any other amounts owing by the Sellers hereunder;  the Sellers,  the REO Subsidiary and the Guarantors
     shall  immediately  deliver to Buyer or its  designee  any and all original papers, Records and Asset Files relating to the Purchased Assets subject to such Transaction then in the Sellers', the REO Subsidiary's and Guarantors'
     possession  and/or  control;  and all  right,  title  and  interest  in and entitlement to such Purchased Assets thereon shall be deemed transferred to
     Buyer.

          c. Buyer may (A) sell,  on or following the Business Day following the date on which the  Repurchase  Price  became due and  payable  pursuant  to
     Section 19(b) without  notice or demand of any kind, at a public or private sale and at such price or prices as Buyer may reasonably deem  satisfactory any or all Purchased Assets or (B) in its sole discretion elect, in lieu of selling  all or a portion of such  Purchased  Assets,  to give the  Sellers credit for such Purchased  Assets in an amount equal to the Market Value of the Purchased Assets against the aggregate unpaid  Repurchase Price and any other  amounts  owing by the Sellers  hereunder.  The Sellers  shall remain liable to the Buyer for any amounts that remain owing to Buyer  following a
     sale  or  credit  under  the  preceding  sentence.   The  proceeds  of  any
     disposition  of Purchased  Assets shall be applied first to the  reasonable costs and expenses  incurred by Buyer in connection  with or as a result of an Event of  Default;  second  to  Breakage  Costs,  costs of cover  and/or related hedging transactions; third to the aggregate Repurchase Prices; and
     fourth to all other Obligations.

                                       44

          d. The  parties  recognize  that it may not be possible to purchase or sell all of the  Purchased  Assets on a  particular  Business  Day, or in a transaction  with the same  purchaser,  or in the same  manner  because the market for such Purchased  Assets may not be liquid.  In view of the nature
     of  the  Purchased  Assets,   the  parties  agree  that  liquidation  of  a
     Transaction  or the underlying  Purchased  Assets does not require a public purchase  or sale and that a good faith  private  purchase or sale shall be deemed to have been made in a commercially reasonable manner.  Accordingly,
     Buyer may elect the time and manner of liquidating  any Purchased Asset and nothing  contained  herein shall  obligate Buyer to liquidate any Purchased
     Asset  on the  occurrence  of an  Event  of  Default  or to  liquidate  all
     Purchased  Assets  in the  same  manner  or on  the  same  Business  Day or constitute  a waiver of any right or remedy of Buyer.  Notwithstanding  the foregoing,  the parties' to this Agreement agree that the Transactions have been entered into in  consideration  of and in reliance  upon the fact that all  Transactions  hereunder  constitute a single  business and contractual obligation and that each Transaction has been entered into in consideration of the other Transactions.

          e. In addition to its rights hereunder,  Buyer shall have the right to proceed against any Seller's or the REO Subsidiary's assets which may be in the  possession  of  Buyer,  any of  Buyer's  Affiliates  or  its  designee
     (including the Custodian), including the right to liquidate such assets and to set-off the proceeds  against monies owed by the related Seller to Buyer pursuant to this  Agreement.  Buyer may set off cash,  the  proceeds of the liquidation of the Purchased  Assets,  any other Collateral or its proceeds and all  other  sums or  obligations  owed by Buyer to the  related  Seller hereunder against all of the related Seller's Obligations to Buyer, whether under this  Agreement,  under a Transaction,  or under any other  agreement
     between  the  parties   (including,   without   limitation,   the  Existing
     Agreements),  or otherwise,  whether or not such  Obligations are then due, without prejudice to Buyer's right to recover any deficiency.

          f. Buyer may direct all Persons servicing the Purchased Assets to take such  action  with  respect  to the  Purchased  Assets as Buyer  determines appropriate.

          g.  Sellers  shall be liable to Buyer for the  amount of all  expenses
     (plus interest  thereon at a rate equal to the Default Rate),  and Breakage
     Costs and all costs and  expenses  incurred  within 30 days of the Event of
     Default in connection with hedging or covering  transactions related to the
     Purchased Assets.

          h. Each Seller and each Guarantor  shall cause all sums received by it with respect to the  Purchased  Assets to be deposited  with  Custodian (or such other Person as Buyer may direct) after receipt thereof.

          i. Buyer shall without  regard to the adequacy of the security for the
     Obligations,  be  entitled  to the  appointment  of a receiver by any court having  jurisdiction,  without  notice,  to take possession of and protect, collect,  manage,  liquidate,  and sell the Purchased  Assets and any other
     Collateral or any portion thereof, collect the payments due with respect to the Purchased Assets and any other  Collateral or any portion thereof,  and do anything that Buyer is authorized hereunder to do. Sellers shall pay all costs and expenses incurred by Buyer in connection with the appointment and activities of such receiver.

                                       45

          j. Buyer may enforce its rights and remedies  hereunder  without prior judicial process or hearing,  and each Seller hereby expressly  waives,  to the extent  permitted by law, any right such Seller might otherwise have to require Buyer to enforce its rights by judicial  process.  Each Seller also waives,  to the extent  permitted  by law,  any defense  such Seller  might otherwise have to the Obligations, arising from use of nonjudicial process, enforcement and sale of all or any portion of the Purchased  Assets and any other  Collateral  or from any other  election  of  remedies.  Each  Seller recognizes that nonjudicial  remedies are consistent with the usages of the trade,  are  responsive  to  commercial  necessity  and are the result of a bargain at arm's length.

          k. In addition to all the rights and  remedies  specifically  provided herein,  Buyer  shall  have all  other  rights  and  remedies  provided  by applicable  federal,  state,  foreign,  and local laws, whether existing at law, in equity or by statute.

          l. Upon the  occurrence  of an Event of  Default,  Buyer  shall  have, except as  otherwise  expressly  provided in this  Agreement,  the right to exercise any of its rights and/or  remedies  without  presentment,  demand, protest or further  notice of any kind  other than as  expressly  set forth herein, all of which are hereby expressly waived by each Seller.

          m. Each Seller hereby authorizes  Buyer, at such Seller's expense,  to file such  financing  statement  or  statements  relating to the  Purchased
     Assets and the Collateral  without such Seller's signature thereon as Buyer at its option may deem  appropriate,  and appoints  Buyer as such  Seller's attorney-in-fact  to execute any such financing  statement or statements in such  Seller's  name and to  perform  all  other  acts  which  Buyer  deems appropriate to perfect and continue the lien and security  interest granted hereby and to protect,  preserve and realize upon the Purchased  Assets and the Collateral,  including, but not limited to, the right to endorse notes, complete  blanks  in  documents,  transfer  servicing  (including,  but not limited,  to sending  "good-bye  letters"  to any  Borrower  in the form of
     Exhibit  E) and  execute  assignments  on  behalf  of  such  Seller  as its attorney-in-fact. This power of attorney is coupled with an interest and is irrevocable without Buyer's consent.

          n.  Each  Seller  recognizes  that the Buyer may be unable to effect a public  sale  of any  or  all  of the  REO  Stock,  by  reason  of  certain prohibitions contained in the 1934 Act and applicable state securities laws or  otherwise,  and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things,  to acquire such  securities  for their own account for investment  and not a view to the  distribution  or  resale  thereof.  Each
     Seller  acknowledges  and agrees that any such  private  sale may result in prices and other terms less favorable to the Buyer than if such sale were a public sale, and notwithstanding  such circumstances,  agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Buyer shall be under no  obligation  to delay a sale of any of the REO Stock for the  period of time  necessary  to permit the a Seller to register the related REO Stock for public sale under the 1934 Act, or under applicable state securities laws, even if such Seller would agree to do so.

          o. Each Seller  further  agrees to use its best efforts to do or cause to be done all such other acts as may be  reasonably  necessary to make any sale or sales of any portion of the REO Stock  pursuant  to this  Agreement valid and binding and in compliance with any and all

                                       46

     other applicable laws other than registration  under applicable  securities laws,  provided  that no Seller shall have the  obligation  to register REO
     Stock for public sale under the 1934 Act. Each Seller further agrees that a breach of any of the  covenants  contained  in this  Section  19 will cause irreparable  injury to the Buyer,  that the Buyer has no adequate remedy at law in respect of such breach and,  as a  consequence,  that each and every covenant  contained  in this Section 19 shall be  specifically  enforceable against each Seller, and each Seller hereby waives and agrees not to assert any defenses  against an action for specific  performance of such covenants except for defense that no Event of Default has occurred hereunder.

20.      DELAY NOT WAIVER; REMEDIES ARE CUMULATIVE

     No failure on the part of Buyer to  exercise,  and no delay in  exercising, any right,  power or remedy  hereunder  shall operate as a waiver  thereof,  nor shall any single or  partial  exercise  by Buyer of any  right,  power or remedy hereunder  preclude any other or further exercise thereof or the exercise of any other  right,  power or remedy.  All rights and  remedies of Buyer  provided for herein are  cumulative  and in addition to any and all other rights and remedies provided by law, the Program  Documents and the other instruments and agreements contemplated  hereby and thereby,  and are not  conditional or contingent on any attempt by Buyer to exercise any of its rights under any other related document.
Buyer may exercise at any time after the  occurrence  of an Event of Default one or more remedies, as it so desires, and may thereafter at any time and from time to time exercise any other remedy or remedies.

21.      USE OF EMPLOYEE PLAN ASSETS

         No assets of an employee  benefit plan subject to any  provision of the
Employee  Retirement  Income Security Act of 1974, as amended ("ERISA") shall be used by either party hereto in a Transaction.

22.      INDEMNITY

     a. The  Sellers  agree to pay on demand  (i) all  reasonable  out-of-pocket costs  and  expenses  of Agent  and Buyer in  connection  with the  preparation, execution,  delivery,  modification and amendment of this Agreement  (including, without limitation, (A) all collateral review and UCC search and filing fees and expenses and (B) the reasonable fees and expenses of counsel for Agent and Buyer with respect to advising Agent and Buyer as to its rights and  responsibilities, or the perfection, protection or preservation of rights or interests, under this
Agreement, with respect to negotiations with the Sellers or with other creditors of the  Sellers or any of their  Subsidiaries  arising out of any Default or any events  or  circumstances  that may  arise to a  Default  and  with  respect  to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights generally and any proceeding ancillary thereto);  and (ii) all costs and expenses of Agent and
Buyer in  connection  with the  enforcement  of this  Agreement,  whether in any action,  suit  or  litigation,  any  bankruptcy,  insolvency  or  other  similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable  fees and expenses of counsel for Agent and Buyer) whether or not the transactions contemplated hereby are consummated.

                                       47

     b. The Sellers agree to indemnify  and hold harmless  Agent and each of its respective  Affiliates  and Buyer and each of their  respective  Affiliates  and their officers, directors, employees, agents and advisors (each, an "Indemnified
Party") from and against (and will reimburse each Indemnified  Party as the same is  incurred)  any and all claims,  damages,  losses,  liabilities  and expenses
(including,  without  limitation,  reasonable  fees and  expenses of counsel and allocated  costs of  internal  counsel)  that may be  incurred by or asserted or awarded  against  any  Indemnified  Party,  in each  case  arising  out of or in connection with or by reason of (including,  without  limitation,  in connection with any  investigation,  litigation  or other  proceeding  (whether or not such
Indemnified Party is a party thereto) relating to, resulting from or arising out of any of the Program  Documents and all other documents  related  thereto,  any breach of a  representation  or warranty of any Seller or any  Guarantor  or any
Seller's  or any  Guarantor's  officer in this  Agreement  or any other  Program
Document,  and all actions taken  pursuant  thereto) (i) the  Transactions,  the actual or proposed use of the proceeds of the  Transactions,  this  Agreement or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed  acquisition  or (ii) the actual or alleged  presence of hazardous materials on any Property or any environmental  action relating in any way to any Property,  except to the extent such claim, damage, class,  liability or expense is found in a final,  non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified  Party's gross negligence or willful  misconduct  or is the  result  of a claim  made by the  Sellers  or the
Guarantors  against the  Indemnified  Party,  and Sellers or the  Guarantors are
ultimately the successful party in any resulting litigation or arbitration.  The
Sellers  also  agree  not  to  assert  any  claim  against  Agent  or any of its
Affiliates, Buyer or any of its Affiliates, or any of their respective officers, directors,  employees,  attorneys and agents,  on any theory of  liability,  for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Program Documents, the actual or proposed use of the proceeds of the  Transactions,  this  Agreement  or  any of  the  transactions  contemplated thereby.  THE FOREGOING  INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS  EXPRESSLY
APPLIES,  WITHOUT LIMITATION,  TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE,  BAD
FAITH OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED PARTIES.

     c. Without limitation on the provisions of Section 4, if any payment of the
Repurchase  Price of any Transaction is made by the related Seller other than on the then scheduled Repurchase Date thereto as a result of an acceleration of the
Repurchase Date pursuant to Section 19 or for any other reason, such the related
Seller shall, except as otherwise provided in Sections 15 and 24, upon demand by
Buyer, pay to Buyer any Breakage Costs incurred as of a result of such payment.

     d. If the related Seller fails to pay when due any costs, expenses or other amounts  payable  by it under this  Agreement,  including,  without  limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of the related Seller by Buyer, in its sole discretion.

     e. Without  prejudice to the survival of any other agreement of the related
Seller hereunder,  the easements and obligations of the related Seller contained in this Section  shall survive the payment in full of the  Repurchase  Price and all other amounts  payable  hereunder  and delivery of the  Purchased  Assets by
Buyer against full payment therefor.

                                       48

     f. The Seller agrees to pay, and to save the Buyer  harmless  from, any and all liabilities with respect to, or resulting from any delay in paying,  any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the REO Stock.

23.         WAIVER OF REDEMPTION AND DEFICIENCY RIGHTS

     Each Seller hereby  expressly  waives,  to the fullest extent  permitted by law, every statute of limitation on a deficiency judgment,  any reduction in the proceeds  of any  Purchased  Assets as a result of  restrictions  upon  Buyer or
Custodian  contained in the Program Documents or any other instrument  delivered in connection  therewith,  and any right that it may have to direct the order in which  any of the  Purchased  Assets  shall be  disposed  of in the event of any disposition pursuant hereto.

24.         REIMBURSEMENT

     All sums  reasonably  expended by Buyer in connection  with the exercise of any right or  remedy  provided  for  herein  shall be and  remain  the  Sellers'
obligation.  The Sellers  agree to pay, with interest at the Default Rate to the extent  that an Event of Default  has  occurred,  the  reasonable  out-of-pocket expenses and reasonable  attorneys'  fees incurred by Buyer and/or  Custodian in connection with the preparation,  enforcement or  administration  of the Program
Documents,  the  taking of any  action,  including  legal  action,  required  or permitted to be taken by Buyer (without  duplication to Buyer) and/or  Custodian pursuant  thereto,  any "due diligence" or loan agent reviews conducted by Buyer or on  its  behalf  or by  refinancing  or  restructuring  in  the  nature  of a
"workout".  If Buyer determines that, due to the introduction of, any change in, or the compliance by Buyer with (i) any eurocurrency reserve requirement or (ii)
the  interpretation of any law,  regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be an increase in the cost to Buyer in engaging in the present or any future Transactions, then the Sellers agree to pay to Buyer, from time to time,  upon  demand  by Buyer  (with a copy to  Custodian)  the  actual  cost of additional  amounts as specified by Buyer to compensate Buyer for such increased costs.  Notwithstanding any other provisions in this Agreement,  in the event of any such change in the eurocurrency reserve requirement or the interpretation of any law,  regulation  or any guideline or request from any central bank or other
Governmental  Authority,  the Sellers agree will have the right to terminate all
Transactions  then outstanding as of a date selected by the Sellers,  which date shall be prior to the applicable Repurchase Date and which date shall thereafter for all purposes hereof, be deemed to be the Repurchase Date. In addition, Buyer shall  promptly  notify the  Sellers if any events in clause (i) or (ii) of this
Section 24 occur.

25.      FURTHER ASSURANCES

     Each Seller and each Guarantor agree to do such further acts and things and to execute and deliver to Buyer such  additional  assignments,  acknowledgments, agreements,  powers and instruments as are reasonably required by Buyer to carry into effect the intent and purposes of this Agreement,  to perfect the interests of Buyer in the Purchased  Assets or to better assure and confirm unto Buyer its rights, powers and remedies hereunder.

26.      ENTIRE AGREEMENT; PRODUCT OF NEGOTIATION

                                       49

     This  Agreement  supersedes  and  integrates  all  previous   negotiations,
contracts,  agreements and understandings between the parties relating to a sale and repurchase of Purchased Assets and additional  Purchased Assets thereto, and it, together with the other Program Documents, and the other documents delivered pursuant hereto or thereto,  contains the entire final agreement of the parties.
No prior negotiation,  agreement, understanding or prior contract shall have any validity therefor.

27.      TERMINATION

     The Facility  shall  remain in effect  until the earliest of the  following
(the  "Termination  Date"):  (i) May 8, 2008,  (ii) at Buyer's  option  upon the occurrence of an Event of Default,  (iii) Buyer,  at its option,  terminates the
Facility  upon the  occurrence  of a Change of Control at any time within ninety
(90) days following such Change of Control or (iv) at Sellers'  option upon five
(5)  business  days  notice to Buyer of Sellers'  intention  to  terminate  this
Facility.  However,  no such  termination  shall  affect  the  related  Seller's outstanding  obligations to Buyer at the time of such  termination.  The related
Seller's  obligations to indemnify Buyer pursuant to this Facility shall survive the termination  hereof.  Any such  termination as set forth above shall require
Sellers to pay Buyer the  Repurchase  Price plus the Repayment Fee. In addition, for any such termination  pursuant to clauses (ii) or (iii),  Sellers shall also pay Buyer the Default Fee or the Change in Control Fee, respectively.

28.      ASSIGNMENT

         The Program  Documents are not assignable by the related Seller.  Buyer may from time to time  assign all or a portion  of its  rights  and  obligations under this Agreement and the Program  Documents  without consent of the Sellers;
provided,  however, that Buyer shall maintain,  for review by the related Seller upon  written  request,  a  register  of  assignees  and a copy  of an  executed assignment and acceptance by Buyer and assignee  ("Assignment and  Acceptance"), specifying  the percentage or portion of such rights and  obligations  assigned.
Upon such  assignment,  (a) such  assignee  shall be a party  hereto and to each
Program  Document  to the extent of the  percentage  or portion set forth in the
Assignment  and  Acceptance,  and shall  succeed  to the  applicable  rights and obligations  of Buyer  hereunder,  and (b) Buyer shall,  to the extent that such rights and obligations have been so assigned by it to another Person approved by the related Seller (such approval not to be unreasonably withheld) which assumes the obligations of Buyer, be released from its  obligations  hereunder  accruing thereafter  and under the  Program  Documents.  Unless  otherwise  stated in the
Assignment and Acceptance,  the related Seller shall continue to take directions solely from Buyer  unless  otherwise  notified  by Buyer in  writing.  Buyer may distribute  to any  prospective  assignee  any  document  or  other  information delivered to Buyer by the related  Seller.  Notwithstanding  any  assignment  by
Buyer  pursuant  to  this  Section  28,  Buyer  shall  remain  liable  as to the
Transactions.

29.      AMENDMENTS, ETC.

         No  amendment  or waiver of any  provision  of this  Agreement  nor any consent to any  failure to comply  herewith or  therewith  shall in any event be effective  unless the same shall be in writing  and signed by Sellers and Buyer, and then  such  amendment,  waiver or  consent  shall be  effective  only in the specific instance and for the specific purpose for which given.

30.      SEVERABILITY

                                       50

     If any provision of any Program  Document is declared  invalid by any court of competent jurisdiction,  such invalidity shall not affect any other provision of the Program  Documents,  and each Program  Document  shall be enforced to the fullest extent permitted by law.

31.      BINDING EFFECT: GOVERNING LAW

     This  Agreement  shall be binding  and inure to the  benefit of the parties hereto and their  respective  successors and assigns,  except that no Seller may assign or transfer any of its rights or obligations  under this Agreement or any other  Program  Document  without  the prior  written  consent  of  Buyer.  THIS
AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE
STATE OF NEW YORK,  WITHOUT  GIVING  EFFECT TO THE  CONFLICT OF LAWS  PRINCIPLES
THEREOF.

32.      CONSENT TO JURISDICTION

     SELLERS HEREBY WAIVE TRIAL BY JURY. SELLERS HEREBY  IRREVOCABLY  CONSENT TO
THE NON-EXCLUSIVE  JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK,  ARISING OUT
OF OR RELATING TO THE PROGRAM  DOCUMENTS  IN ANY ACTION OR  PROCEEDING.  SELLERS
HEREBY  SUBMIT TO, AND WAIVE ANY  OBJECTION  SELLERS MAY HAVE TO,  NON-EXCLUSIVE
PERSONAL  JURISDICTION  AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT
TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS.

33.      SINGLE AGREEMENT

     Each Seller, each Guarantor, the REO Subsidiary and Buyer acknowledge that, and have  entered  hereinto  and will enter into each  Transaction  hereunder in consideration of and in reliance upon the fact that, all Transactions  hereunder constitute a single business and contractual  relationship and have been made in consideration of each other.  Accordingly,  each Seller,  each Guarantor the REO
Subsidiary and Buyer each agree (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations  shall  constitute  a default by it in  respect of all  Transactions hereunder, and (ii) that payments, deliveries and other transfers made by any of them in  respect  of any  Transaction  shall  be  deemed  to have  been  made in consideration of payments, deliveries and other transfer in respect of any other
Transaction hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

34.      INTENT

     Sellers and Buyer  recognize  that each  Transaction  with  respect to: (i)
Purchased Assets (other than REO Stock) is a "repurchase agreement" as that term is defined in Section  101 of Title 11 of the  United  States  Code,  as amended
("USC"),  and (ii) Purchased  Assets is a "securities  contract" as that term is defined in Section 741 of Title 11 of the USC.

                                       51

     It is  understood  that Buyer's  right to liquidate  the  Purchased  Assets delivered to it in connection with the Transactions hereunder or to exercise any other remedies pursuant to Section 19 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the USC.

35.      NOTICES AND OTHER COMMUNICATIONS

     Except as  provided  herein,  any  notice  required  or  permitted  by this
Agreement  shall be in writing and shall be effective and deemed  delivered only when  received  by the  party to which it is  sent;  provided,  however,  that a facsimile  transmission  shall be deemed to be received when transmitted so long as the  transmitting  machine has provided an electronic  confirmation  (without error  message) of such  transmission.  Notice to NMI, NFI or NFI Holding  shall constitute  notice to each and all of such  entities.  Any such notice  shall be sent to a party at the address or facsimile transmission number set forth below:

if to NMI:

                  NovaStar Mortgage, Inc.
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:           todd.phillips@novastar1.com

if to NMI Repurchase:

                  NMI Repurchase Corporation
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:  todd.phillips@novastar1.com

if to NFI:

                  NovaStar Financial, Inc.
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:           todd.phillips@novastar1.com

if to NFI Holding:

                  NFI Holding Corporation
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:  todd.phillips@novastar1.com

if to NFI Repurchase:

                  NFI Repurchase Corporation
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:           todd.phillips@novastar1.com

if to HVL:

                  HomeView Lending, Inc.
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:  todd.phillips@novastar1.com

if to NovaStar Asset:

                  NMI Property Financing, Inc.
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:  todd.phillips@novastar1.com

if to Buyer or Agent:

                  Wachovia Bank, National Association
                  One Wachovia Center
                  301 South College Street
                  Charlotte, North Carolina 28288
                  Attention:  Mr. Andrew W. Riebe
                  Telephone:        (704) 715-1403

                                       53

                  Facsimile:        (704) 383-8121

                  or, for Transaction Notices and related documents:
                  Attention:        Chad Cote
                  Telephone:        704-715-1150
                  Facsimile:        704-715-1823
                  E-mail:           chad.cote@wachovia.com

as such address or number may be changed by like notice.

36.      CONFIDENTIALITY

     (a) This Agreement and its terms,  provisions,  supplements and amendments, and transactions and notices  hereunder,  are proprietary to Buyer and Agent and shall be held by Sellers (and Sellers shall cause each  Guarantor to hold it) in strict  confidence  and shall not be  disclosed  to any third party  without the consent of Buyer except for (i) disclosure to each Seller's  direct and indirect parent companies, attorneys, agents or accountants, provided that such attorneys or accountants likewise agree to be bound by this covenant of confidentiality or
(ii) upon prior written  notice to Buyer,  which is hereby given with respect to the Form  8-K NFI will  file in  connection  with  entry  into  this  Agreement, disclosure  required  by law,  rule,  regulation  or  order  of a court or other regulatory  body or (iii)  with  prior  written  notice to Buyer,  any  required
Securities  and Exchange  Commission or state  securities'  law  disclosures  or filings,  which shall not include the Side  Letter  unless  otherwise  agreed by
Buyer in writing.  Notwithstanding  anything herein to the contrary,  each party
(and each employee,  representative,  or other agent of each party) may disclose to any and all persons,  without  limitation of any kind,  the tax treatment and tax  structure  of the  transaction  and all  materials  of any kind  (including opinions  or other tax  analyses)  that are  provided to it relating to such tax treatment and tax structure.  For this purpose,  tax treatment and tax structure shall not include  (i) the  identity  of any  existing  or future  party (or any
Affiliate  of  such  party)  to this  Agreement  or (ii)  any  specific  pricing information  or other  commercial  terms,  including  the  amount  of any  fees, expenses,  rates  or  payments  arising  in  connection  with  the  transactions contemplated by this Agreement.

     (b) Buyer acknowledges that certain of the information provided to it by or on behalf of any Seller or any Guarantor in connection  with this  Agreement and the transactions contemplated hereby is or may be confidential, and Buyer agrees that, unless such Seller or such Guarantor, as applicable, shall otherwise agree in writing  (subject to subsections (c) and (d) below),  Buyer will not disclose to any other person or entity any information regarding any non-public financial statements,  reports  and  other  information  furnished  by any  Seller  or any
Guarantor  to Buyer  pursuant to or in  connection  with any  Program  Document, unless such information was known to Buyer on a non-confidential  basis prior to disclosure by any Seller or any Guarantor.

                                       54

     (c) Each party may disclose certain confidential  information to (i) any of
such  party's  attorneys,  consultants,   accountants,  financial  advisors  and
independent  auditors,  (ii) any actual or potential  assignee or participant of
Buyer  under  this  Agreement,  (iii) any  municipal,  state,  federal  or other regulatory body in order to comply with any law, order,  regulation,  request or ruling or (iv) in the event such party is legally compelled by subpoena or other similar process.  After an Event of Default, Buyer may disclose any confidential information in connection with the sale of the Purchased Assets.

     (d) Notwithstanding  anything contained herein to the contrary, Buyer shall not  disclose  or  otherwise  take any action  with  respect to any  information furnished by any Seller,  any Guarantor or any attorney or other  representative of any Seller or any  Guarantor,  that would cause any Seller,  any Guarantor or any affiliate thereof, to be in violation of any requirement of any law, rule or regulation prohibiting the disclosure of information regarding mortgagors.

37.      JOINT AND SEVERAL LIABILITY

     The  Sellers  hereby  acknowledge  and  agree  that  they are  jointly  and severally liable to the Buyer for all  representations,  warranties,  covenants, obligations and liabilities of each of the Sellers hereunder. The Sellers hereby further acknowledge and agree that any Default,  Event of Default or breach of a representation,  warranty  or  covenant by any Seller  under this  Agreement  is hereby  considered  a  Default,  Event of Default  or breach by each  Seller.  A
Seller's  subrogation  claims arising from payments to Buyer shall  constitute a capital investment in another Seller (1)subordinated to any claims of Buyer, and
(2) equal to a ratable share of the equity interests in such Seller. The Sellers hereby:  (a)  acknowledge  and agree that the Buyer shall have no  obligation to proceed against one Seller before proceeding against the other Seller, (b) waive any  defense to their  obligations  under this  Agreement  or any other  Program
Document  based  upon or  arising  out of the  disability  or other  defense  or cessation of liability  of one Seller  versus the other or of any other  Person, and (c) waive any right of subrogation or ability to proceed  against any Person or to participate in any security for the Obligations until the Obligations have been paid and performed in full.

38.      CROSS COLLATERALIZATION

     Purchased  Assets subject to any Transaction  hereunder,  purchased  assets pursuant  to  any  Existing  Agreement,  or  purchased  assets  pursuant  to any repurchase agreement or similar financing agreement among the Buyer, Sellers and
Guarantors  or  any   Affiliates  of  Sellers  or  Guarantors   shall  be  cross
collateralized  with the purchased  assets  subject to any purchase  transaction pursuant to the Agreement,  each Existing Agreement and any repurchase agreement or similar financing agreement.

                            [Signature Page Follows]

                                       55

     IN WITNESS WHEREOF, Sellers,  Guarantors, Buyer and Agent have caused their names to be signed  to this  Master  Repurchase  Agreement  by their  respective officers thereunto duly authorized as of the date first above written.

                                   NFI REPURCHASE CORPORATION,
                                   as a Seller

                                   By:  /s/ Todd M. Phillips
                                      -----------------------------------------
                                   Name:    Todd M. Phillips
                                        ---------------------------------------
                                   Title:   VP, Treasurer & Controller
                                         --------------------------------------

                                   NMI REPURCHASE CORPORATION,
                                   as a Seller

                                   By:  /s/ Todd M. Phillips
                                      -----------------------------------------
                                   Name:    Todd M. Phillips
                                        ---------------------------------------
                                   Title:   VP, Treasurer & Controller
                                         --------------------------------------

                                   HOMEVIEW LENDING, INC.,
                                   as a Seller

                                   By:  /s/ Todd M. Phillips
                                      -----------------------------------------
                                   Name:    Todd M. Phillips
                                        ---------------------------------------
                                   Title:   VP
                                        ---------------------------------------

                                   NMI PROPERTY FINANCING, INC.,
                                   as a Seller

                                    By:  /s/ Todd M. Phillips
                                       -----------------------------------------
                                    Name:    Todd M. Phillips
                                         ---------------------------------------
                                    Title:   VP & Treasurer
                                          --------------------------------------

                                    WACHOVIA BANK, NATIONAL ASSOCIATION, as Buyer and Agent

                                    By:  /s/ Andrew W. Riebe
                                       -----------------------------------------
                                    Name:    Andrew W. Riebe
                                         ---------------------------------------
                                    Title:   Director
                                          --------------------------------------

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as a Guarantor

By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:    Todd M. Phillips
     ---------------------------------------
Title:   VP, Treasurer & Controller
      --------------------------------------

NOVASTAR FINANCIAL, INC., as a Guarantor

By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:    Todd M. Phillips
     ---------------------------------------
Title:   VP, Treasurer & Controller
      --------------------------------------

NOVASTAR MORTGAGE INC., as a Guarantor

By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:    Todd M. Phillips
     ---------------------------------------
Title:  VP, Treasurer & Controller
      --------------------------------------

HOMEVIEW LENDING, INC., as a Guarantor

By:  /s/ Todd M. Phillips
   -----------------------------------------
Name:    Todd M. Phillips
     ---------------------------------------
Title:   VP
      --------------------------------------